                      annual REPORT

                         [graph]


                             EMERGING Growth Equity Fund
                             Advised by: RS Investment Management, L.P.

                             FOCUSED Equity Fund
                             Advised by: Morgan Stanley Asset Management

                             GROWTH Equity Fund
                             Advised by: Goldman Sachs Asset Management

                             DISCIPLINED Equity Fund
                             Advised by: J.P. Morgan Investment Management Inc.

                             VALUE Equity Fund
                             Advised by: Salomon Brothers Asset Management Inc.

                             BALANCED Fund
                             Advised by: OpCap Advisors



D E C E M B E R   3 1 ,   2 0 0 0    LSA

Shares of funds within the LSA Variable Series Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

This Annual Report is submitted for the general information of the shareholders of the funds within the LSA Variable Series Trust ("LSA Funds"). It is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus which contains additional information on how to purchase shares of the LSA Funds, as well as information about management fees and other expenses. An investor should read the prospectus carefully before investing or sending money.

LSA VARIABLE SERIES TRUST
PRESIDENT'S LETTER

February 20, 2001

Dear Shareholder:

We are pleased to present you the LSA Variable Series Trust Annual Report, dated December 31, 2000. As of December 31st total assets under management were nearly $53 million, including Allstate Life Insurance Company's initial start-up investment of $35 million.

Included in this annual report are comments from the advisory firms who manage the day-to-day investments of the funds ("LSA Funds") within the LSA Variable Series Trust. LSA Asset Management, LLC ("Manager") oversees each of the fund's investment advisers. The following six LSA Funds are currently being offered to insurance company separate accounts:

Emerging Growth Equity Fund -- ADVISED BY RS INVESTMENT MANAGEMENT, L.P. Focused Equity Fund -- ADVISED BY MORGAN STANLEY ASSET MANAGEMENT
Growth Equity Fund -- ADVISED BY GOLDMAN SACHS ASSET MANAGEMENT
Disciplined Equity Fund -- ADVISED BY J.P. MORGAN INVESTMENT MANAGEMENT INC. Value Equity Fund -- ADVISED BY SALOMON BROTHERS ASSET MANAGEMENT INC Balanced Fund -- ADVISED BY OPCAP ADVISORS

The LSA Variable Series Trust Board of Trustees and the Manager remain committed to adding value to our shareholders.

Sincerely,

/s/ JOHN HUNTER

JOHN HUNTER
PRESIDENT
LSA Variable Series Trust

LSA VARIABLE SERIES TRUST EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

PERFORMANCE REVIEW

We concluded a long, challenging year for the LSA Variable Series Trust Emerging Growth Equity Fund with a small rally in December that ended an otherwise dismal fourth quarter for small, fast growing companies. The Fund declined 30.13% net of fund fees versus a decline of 22.43% in the Russell 2000 Growth benchmark, for the year ended December 31, 2000.

With the Russell 2000 Growth down over 22% and the NASDAQ down over 39%, 2000 proved to be a very tough year for small growth investors. The Russell 2000 Growth had not endured three consecutive negative quarters since 1983. The benchmark's decline of 22.43% represents the steepest calendar year decline since the benchmark's inception in 1979.

The LSA Variable Series Trust Emerging Growth Equity Fund is more "conservatively" positioned than it has been in the recent past. We closed the year with a technology weighting of 29% against a benchmark weighting of 22%. Within our technology weighting in the fourth quarter, we have owned more software than hardware. In fact we have favored software over hardware for most of 2000. While that strategy hurt the Fund somewhat in the first half of the year, it helped later in the year as many segments of hardware fell more sharply than much of the software segment. That said, software did not add to returns.

NetIQ Corporation was a software bright spot. The company signed a licensing agreement with Microsoft that is expected to add approximately $175 million in revenue to NetIQ over the next 2-3 years. The position was among our largest holdings in the second half and contributed positive returns to fourth quarter results.

The LSA Variable Series Trust Emerging Growth Equity Fund remained overweighted in healthcare as we closed 2000. Overall, these positions significantly helped fourth quarter performance. The bulk of the performance came from health care service providers like Community Health Systems. Seeking more visibility of earnings, investors continued to bid up many service providers throughout the fourth quarter. Conversely, investors sold off biotech stocks in the quarter, as measured by a 13% decline in the Chase/ H&Q biotech index. Threats of an economic slowdown tend to weaken biotech stocks, most of which have modest to little cash flow and earnings. Abgenix, Inc. and Medarex detracted from recent performance, but were significant positive contributors to performance for the full year in 2000. We still like the business models and execution strategy of these companies, but expect they will endure more volatility until investors get a better sense about the economy.

Looking back on 2000, we endured a very difficult year that was characterized by unprecedented volatility and some of the largest absolute declines ever in our market segment. Certainly the year confirmed that we operate in a very volatile area that can go both up and down with alarming speed. Technology valuations have come down significantly from 1999 highs and, at roughly 30%-40% premiums to the broad small cap market, are closer to their historic norm.

OUTLOOK

We are looking for companies that can perform in this uncertain economic environment, and companies that are positioned to leverage opportunities in fast growth emerging subsectors. We believe our healthcare services can continue to produce solid returns. We see some interesting opportunities in wireless equipment and wireless related software. We remain very positive on a broad number of Internet related software companies. And finally, we are intrigued by several Internet "systems integrators" that have fallen so far that they now trade at value-like multiples.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF RS INVESTMENT MANAGEMENT, L.P., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 INVESTMENT IN EMERGING GROWTH EQUITY FUND
AND RUSSELL 2000 GROWTH INDEX

          EMERGING GROWTH EQUITY FUND  RUSSELL 2000 GROWTH INDEX
10/01/99                      $10,000                    $10,000
10/31/99                      $11,610                    $10,362
11/30/99                      $13,900                    $11,458
12/31/99                      $17,490                    $13,477
1/31/00                       $17,560                    $13,352
2/29/00                       $23,190                    $16,458
3/31/00                       $20,100                    $14,728
4/30/00                       $15,770                    $13,241
5/31/00                       $13,930                    $12,082
6/30/00                       $18,390                    $13,643
7/31/00                       $16,180                    $12,473
8/31/00                       $17,450                    $13,786
9/30/00                       $16,620                    $13,101
10/31/00                      $14,720                    $12,037
11/30/00                      $11,380                     $9,852
12/31/00                      $12,220                    $10,454

                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED DECEMBER 31, 2000
                                                    SINCE INCEPTION    VALUE OF $10,000 INVESTMENT
                                       ONE YEAR         10/1/99              AS OF 12/31/00
--------------------------------------------------------------------------------------------------
Emerging Growth Equity Fund           (30.13%)          17.29%                   $12,220
Russell 2000 Growth Index             (22.43%)           3.60%                   $10,454

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST FOCUSED EQUITY FUND
ADVISED BY: MORGAN STANLEY ASSET MANAGEMENT

PERFORMANCE REVIEW

This was a challenging environment for most investors and an especially humbling one for growth managers. Alas, most value managers were finally able to outperform growth managers. For the year ended December 31, 2000, the Russell 1000 Growth Index fell 22.43%, while the Russell 1000 Value Index advanced 7.01%. Starting with rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining Euro and heightened tensions in the Middle East. There were early warnings around earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the U.S. Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

The Fund was impacted by many of the same forces that negatively impacted its growth fund peers and the growth index averages. These forces included the underperformance of technology as well as the outperformance of the financial, utility and energy sectors as investors shifted to a more defensive posture, areas where we are traditionally underweight consistent with our philosophy and charter as a growth manager. In addition, a combination of relative underperformance in consumer staples and cyclicals and an overweight in technology (which by year-end had registered the most severe declines) could not offset relatively strong performance in healthcare and capital goods, both of which the Fund was overweight for most of the year.

Within the consumer staples sector, which represented roughly 14% of the Fund versus 10% of the S&P 500 Index, exposure to media stocks such as Liberty Media, Time Warner and Clear Channel detracted from performance as concerns heightened about declining advertising revenue in the wake of dot com failures and a slowing economy. Investments in more traditional staples stocks such as Safeway, Quaker, Anheuser Busch and Keebler contributed to performance but did not offset this weakness. Within the consumer cyclicals sector, a slight underweight position at 6% of the Fund versus 8% for the S&P 500 Index, exposure to retailers such as Home Depot, and Costco detracted from performance as these stocks as a group were hurt by a slowdown in consumer spending and higher labor costs.

The technology sector's 42% decline in the second half of the year was the biggest detractor to fund performance. Leading companies such as Microsoft, Nortel, and Lucent, which led the market on the way up in 1999 were among the biggest detractors to relative performance in 2000. We continue to believe that over the long-term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, we want the Fund to be positioned to participate in that growth.

We maintained an overweight position in capital goods, emphasizing high quality diversified conglomerates such as Tyco and United Technologies. These two stocks were members of the top 10 holdings throughout the year, and each was a strong relative performance contributor. Tyco is especially notable as it was the second strongest relative performance contributor after suffering severe declines in the fourth quarter of 1999. These holdings are representative of our willingness to look for growth in less traditional names and their strong performance provided a buffer to weaker areas of the Fund, particularly in the fourth quarter.

Healthcare was another bright spot, as we maintained an overweight position (average of about 14% of the Fund) in the sector for most of the year. Stock selection was superior to the index sector return. We increased our commitment to the sector early in the year based on the group's increasingly attractive relative earnings growth rates, and our belief that Federal Reserve interest rate increases would slow the economy, forcing investors to turn toward more stable growing companies such as the large pharmaceuticals, including Pfizer, American Home Products, and Pharmacia. This proved to be correct, and effective trading around election-cycle volatility added to performance.

OUTLOOK

After failing to lower interest rates at the December 2000 meeting, the Fed did lower interest rates early in January, notable both for doing so on a conference call rather than waiting for a regularly scheduled meeting, and for moving rates down 50 basis points instead of the more typical 25 basis point increment. The move toward lower interest rates should eventually be positive for many of the more economically sensitive groups of stocks. However, with many of those companies just now beginning to adjust business plans and earnings targets to the reality of a slower economy, the challenge facing investors is whether to buy these stocks now, or wait until earnings estimates have bottomed and the impact of recent and likely future interest rate cuts begin to result in a reacceleration of economic activity.

We continue to take a balanced and incremental approach to managing the Fund and will take advantage of the opportunities that volatility creates. For example, we have added exposure to a classic financial growth company, Freddie Mac, which is expected to benefit from the likely refinancing boom resulting from the significant decline in mortgage rates.

We believe the economy will be weaker in the early part of 2001, setting the stage for a much stronger climate later in 2001 and into 2002. We see the catalysts of further Fed easing, a weakened dollar due to lower interest rates and lower economic growth in the US, lower oil prices and possible global tax cuts due to strong worldwide government surpluses as the backdrop for future growth. These factors create a favorable environment for equities, and large cap growth stocks in particular.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF MORGAN STANLEY ASSET MANAGEMENT, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 INVESTMENT IN FOCUSED EQUITY FUND
AND S&P 500 INDEX

          FOCUSED EQUITY FUND  S&P 500 INDEX
10/01/99              $10,000        $10,000
10/31/99              $10,480        $10,632
11/30/99              $11,010        $10,848
12/31/99              $12,070        $11,486
1/31/00               $11,890        $10,909
2/29/00               $12,150        $10,703
3/31/00               $13,520        $11,749
4/30/00               $12,880        $11,396
5/31/00               $12,220        $11,162
6/30/00               $12,820        $11,437
7/31/00               $12,660        $11,259
8/31/00               $13,480        $11,958
9/30/00               $12,370        $11,326
10/31/00              $12,160        $11,278
11/30/00              $10,870        $10,390
12/31/00              $10,643        $10,441

                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED DECEMBER 31, 2000
                                                    SINCE INCEPTION    VALUE OF $10,000 INVESTMENT
                                       ONE YEAR         10/1/99              AS OF 12/31/00
--------------------------------------------------------------------------------------------------
Focused Equity Fund                     (11.82%)            5.08%                $10,643
S&P 500 Index                            (9.10%)            3.49%                $10,441

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDICES SHOWN ABOVE ARE UNMANAGED AND DO NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW

The year 2000 proved to be one of the most difficult equity markets in recent memory as virtually every major index posted a negative return. After five consecutive years of posting double-digit gains the S&P 500 Index fell 9.10%, its worst showing since 1977. And the NASDAQ Composite Index declined 39.3%, its worst performance since 1971 when the index was created.

For the twelve months ended December 31, 2000, the LSA Variable Series Trust Growth Equity Fund (the "Fund") posted a total return of -8.44%, outperforming the S&P 500 Index, which returned -9.10% but underperforming its peer group, the Lipper Large Cap Core Average, which posted a return of -7.37%. The Fund's outperformance relative to the S&P 500 Index was due to stock selection and sector allocation. In particular, underweight in Technology stocks boosted results, as this sector experienced a prolonged and sharp correction.

During the reporting period, our exposure to the Finance, Consumer Staples and Health Care sectors helped to enhance the Fund's returns. In terms of individual stocks, Nabisco Group Holdings, and MetLife Inc. were the largest contributors to performance. Conversely, our exposure to Media & Communications, Technology and Cyclicals detracted from results. Stocks that did not meet our expectations included Microsoft Corp., Lucent Technologies and Worldcom Inc.

OUTLOOK

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own -- based on the criteria mentioned above -- have the potential to withstand even an uncertain market environment.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF GOLDMAN SACHS ASSET MANAGEMENT, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 INVESTMENT IN GROWTH EQUITY FUND
AND S&P 500 INDEX

          GROWTH EQUITY FUND  S&P 500 INDEX
10/1/99              $10,000        $10,000
10/31/99             $10,850        $10,632
11/30/99             $11,120        $10,848
12/31/99             $12,080        $11,486
1/31/00              $11,499        $10,909
2/29/00              $11,309        $10,703
3/31/00              $12,350        $11,749
4/30/00              $11,979        $11,396
5/31/00              $11,729        $11,162
6/30/00              $12,340        $11,437
7/31/00              $12,100        $11,259
8/31/00              $12,730        $11,958
9/30/00              $12,080        $11,326
10/31/00             $11,989        $11,278
11/30/00             $11,129        $10,390
12/31/00             $11,061        $10,441

                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED DECEMBER 31, 2000
                                                    SINCE INCEPTION    VALUE OF $10,000 INVESTMENT
                                       ONE YEAR         10/1/99              AS OF 12/31/00
--------------------------------------------------------------------------------------------------
Growth Equity Fund                     (8.44%)           8.35%                   $11,061
S&P 500 Index                          (9.10%)           3.49%                   $10,441

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.

PERFORMANCE REVIEW

The year 2000 was a tale of two cities as the first quarter was characterized by an over heating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the US Equity markets, coinciding with the fed monetary policy tightening, as the S&P 500 Index ended the year losing over 9% of its value and the NASDAQ losing over 30%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings downgrades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow down ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by nearly 30%, technology stocks reached new lows not witnessed in over a year, and the internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club all closed their doors.

By contrast, nine of the sixteen sectors we track actually gained value during 2000: utilities (53.1%), health service & systems (50.7%), insurance (37.9%), pharmaceuticals (34.1%), capital markets (26.6%), finance (25.8%), energy (20.2%), consumer stable (13.7%), and industrial cyclical (0.1%). An equal weighted version of the S&P 500 Index would have produced over 3% lower returns than the market weighted version. This demonstrates how the small names in the index performed worse than the larger more liquid stocks.

The Fund returned -11.1% (net of fund fees) for the year ended December 31, 2000, while the S&P 500 Index returned -9.1%.

On a stock selection basis, Philip Morris, the food and tobacco company, contributed dramatically to the Fund's performance as it benefited from the announced purchase of Nabisco, Kraft division IPO and tobacco settlement issues. Overweights in pharmaceutical stocks Warner Lambert and Human Genome Science added to performance. The second half of 2000 saw us challenged by the market's flight from technology to less risky sectors as hardware and semiconductors names Network Appliance and Motorola detracted from results. Underweight positions in Oracle and Corning, two names that topped the list with better returns, consequently detracted from the Fund's performance.

OUTLOOK

We remain confident in our investment process and risk controls, and expect that the historically wide spread between the most and least attractive names in our universe suggests opportunities ahead. The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, have investors nervous about equity markets heading into the new year. However, interest rate cuts by the fed early in the new year leads to signs that a soft landing might still be achievable and therefore result in a brighter outlook for equities.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF J.P. MORGAN INVESTMENT MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 INVESTMENT IN DISCIPLINED EQUITY FUND
AND S&P 500 INDEX

          DISCIPLINED EQUITY FUND  S&P 500 INDEX
10/01/99                  $10,000        $10,000
10/31/99                  $10,550        $10,632
11/30/99                  $10,730        $10,848
12/31/99                  $11,173        $11,486
1/31/00                   $10,591        $10,909
2/29/00                   $10,340        $10,703
3/31/00                   $11,364        $11,749
4/30/00                   $10,982        $11,396
5/31/00                   $10,701        $11,162
6/30/00                   $11,033        $11,437
7/31/00                   $10,832        $11,259
8/31/00                   $11,474        $11,958
9/30/00                   $10,782        $11,326
10/31/00                  $10,792        $11,278
11/30/00                   $9,858        $10,390
12/31/00                   $9,939        $10,441

                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED DECEMBER 31, 2000
                                                    SINCE INCEPTION    VALUE OF $10,000 INVESTMENT
                                       ONE YEAR         10/1/99              AS OF 12/31/00
--------------------------------------------------------------------------------------------------
Disciplined Equity Fund                 (11.05%)            (0.49%)              $ 9,939
S&P 500 Index                            (9.10%)             3.49%               $10,441

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC

PERFORMANCE REVIEW

The LSA Variable Series Trust Value Equity Fund performed quite well in 2000, returning 15.35% over the one-year period. The Fund substantially outpaced its Lipper large-cap value peer group and dramatically outperformed the S&P 500 Index, which declined 9.1%.

The equity market retreated from its five-year streak of 20%+ returns last year as the S&P 500 Index declined 9.1%. In several respects, the market's performance in 2000 reversed many of the trends that had contributed to strong gains in prior years. The significant decline in a number of large-cap growth stocks (primarily in the technology sector) that had fueled the market's performance in prior years penalized performance in 2000. The overall technology sector of the S&P 500 Index, which gained 75% in 1999, declined 40% in 2000. The utilities sector, which was the worst performing sector in 1999, was the best performing group in 2000, posting a 54% return. Value stocks, which had underperformed for several years, had a strong year. The S&P Barra Value index gained 6% versus a 22% decline in the S&P Barra Growth index.

The market started 2000 with the same strong momentum that had driven performance in the prior year. In the first two months of the year, the technology sector continued to reach new highs, but by early March investors began to take profits. The NASDAQ, which had been up as much as 24% in the first ten weeks of the year, declined precipitously from that point on and finished the year down 39%, its worst performance since its inception in 1971. Defensive sectors, such as utilities, healthcare, financials and consumer staples benefited from the rotation out of technology. Tech stocks rallied in August but gave back those gains in September. The decline in the technology sector accelerated dramatically during the fourth quarter. Earnings pre-announcements and revenue growth concerns at a number of high-profile technology companies fueled the decline.

At the beginning of 2000, the LSA Variable Series Trust Value Equity Fund took advantage of the market's fixation on the technology sector by continuing to reduce its tech holdings and adding to sectors that had fallen out of favor like healthcare, financials and consumer staples. The Fund benefited from these moves as investors rotated out of technology and into more defensive sectors in the early spring. The Fund remained well overweight in consumer staples throughout the year, which aided performance.

The top five contributors to the Fund's performance all came from the consumer staples sector. They included Nabisco Group Holdings, Pepsi Bottling Group,
RJ Reynolds, Philip Morris and Safeway. These five stocks accounted for more than half of the Fund's performance. As in the broad market, technology and telecom stocks penalized performance. WorldCom, National Semiconductor, Gateway, Compaq and Computer Associates filled out the bottom of the list.

OUTLOOK

At Salomon Brothers Asset Management Inc, we expect the equity markets to remain choppy in the first half of 2001. The economy is clearly decelerating much more quickly than most people had expected. As a result, we expect to see continued weakness in corporate profits across many different industries. Although we expect the Federal Reserve to continue cutting interest rates, these rate cuts typically take time to work their way through the economy. As we look toward the second half of 2001, we do expect stronger performance in the equity markets as the economy recovers. Lower interest rates, lower energy costs and stabilization of the equity markets should help moderate the economic slowdown that we expect in the first half of the year.

The LSA Variable Series Trust Value Equity Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. Recently, we reduced the weightings of certain defensive sectors, including healthcare and consumer staples, as a result of their strong performance. We have taken advantage of the weakness in technology to add modestly to select tech positions. We are currently focused on adding to positions that we believe will outperform as the economy recovers. Overall, we believe that the Fund is well positioned for this type of environment.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF SALOMON BROTHERS ASSET MANAGEMENT INC, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF
LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 INVESTMENT IN VALUE EQUITY FUND
AND S&P 500 INDEX

          VALUE EQUITY FUND  S&P 500 INDEX
10/01/99            $10,000        $10,000
10/31/99            $10,300        $10,632
11/30/99            $10,550        $10,848
12/31/99            $10,756        $11,486
1/31/00             $10,456        $10,909
2/29/00             $10,145        $10,703
3/31/00             $11,227        $11,749
4/30/00             $11,137        $11,396
5/31/00             $11,597        $11,162
6/30/00             $11,728        $11,437
7/31/00             $11,577        $11,259
8/31/00             $12,338        $11,958
9/30/00             $12,178        $11,326
10/31/00            $12,629        $11,278
11/30/00            $11,818        $10,390
12/31/00            $12,408        $10,441

                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED DECEMBER 31, 2000
                                                    SINCE INCEPTION    VALUE OF $10,000 INVESTMENT
                                       ONE YEAR         10/1/99              AS OF 12/31/00
--------------------------------------------------------------------------------------------------
Value Equity Fund                        15.35%             18.71%               $12,408
S&P 500 Index                            (9.10%)             3.49%               $10,441

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BALANCED FUND
ADVISED BY: OPCAP ADVISORS

PERFORMANCE REVIEW

The Fund had a favorable year in 2000, providing a total return of 8.88% despite a generally lower stock market. This return exceeded the 2.39% increase of the Lipper Balanced Fund Index and the 2.02% decline of the Fund's benchmark (a 60% weighting of the S&P 500 Stock Index and a 40% weighting of the Merrill Lynch Corporate Master Bond Index).

During the year, the stock market did a remarkable about-face, as value stocks of the type owned by the Fund -- that is, companies priced below their intrinsic value -- came back into style and many technology and growth stocks (which had led the market higher in 1998 and 1999) tumbled. The S&P 500/BARRA Value Index rose 6% in 2000, while the S&P 500/BARRA Growth Index fell 22%, an unusually large differential. These events occurred against the backdrop of a slowdown in economic growth late in the year and increased investor concerns about the outlook for corporate profits.

Our performance in 2000 was driven by several factors, including:

- generally good stock selection and a relatively defensive investment stance in a volatile market environment;
- sizable holdings of financial stocks, one of the market's best-performing sectors; and
- only limited holdings of technology stocks, which led the market downward after peaking in March.

We invest approximately two-thirds of assets in stocks we consider to be undervalued, seeking growth, and about one-third in fixed income securities for yield. The mix may vary some, but under ordinary circumstances stocks will not be less than 50% of the Fund nor more than 75%. At December 31, 2000, assets were allocated 61.5% to common stocks, 31.6% to bonds and notes, and 6.9% to cash and equivalents.

Many of the Fund's largest holdings rose in price during the year. These included our four largest positions at year end -- Freddie Mac (mortgage securitization), CVS (drug store chain), Kroger (supermarkets) and John Hancock (insurance) -- all of which were up sharply in 2000. We bought Hancock after the company went public in February 2000. The company has a well-known brand that it is leveraging to increase sales in growth segments of the insurance market, including variable life insurance, variable annuities and long-term care insurance, while creating shareholder value through the allocation of its free cash flow.

One of our disappointments was Computer Associates, a software company. The stock had been up strongly in 1999, but an earnings shortfall in the second quarter of 2000 caused the share price to plummet. Another holding, McDonald's, the fast food chain, declined as a result of the impact of a weak euro on U.S. dollar profits as well as the impact of poor marketing execution on the company's otherwise solid new product program.

In the fixed income area, our holdings are focused on U.S. Treasury securities and selected corporate bonds. Treasuries were the best-performing sector during the past year, while prices and total returns of lower-rated bonds lagged. As the yield spread between Treasuries and corporates widened in the second half of the year, we saw opportunities to add to our corporate holdings at attractive yields. This included a new position in the bonds of BankAmerica Corp. during the fourth quarter.

OUTLOOK

In managing the Fund, we seek to generate favorable long-term results while controlling risk. We believe the Fund's holdings are excellent investments that are positioned to perform well in the coming months.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF OPCAP ADVISERS, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 INVESTMENT IN BALANCED FUND,
THE S&P 500 INDEX, THE MERRILL LYNCH CORPORATE BOND INDEX
AND A COMPOSITE INDEX*

                                           MERRILL LYNCH      COMPOSITE
          Balanced Fund  S&P 500 Index  Corporate Bond Index     Index*
10/01/99        $10,000        $10,000               $10,000    $10,000
10/31/99        $10,480        $10,632               $10,079    $10,411
11/30/99        $10,430        $10,848               $10,097    $10,545
12/31/99        $10,340        $11,486               $10,089    $10,914
1/31/00         $10,199        $10,909               $10,027    $10,558
2/29/00          $9,626        $10,703               $10,105    $10,471
3/31/00         $10,511        $11,749               $10,217    $11,132
4/30/00         $10,420        $11,396               $10,086    $10,874
5/31/00         $10,460        $11,162               $10,035    $10,718
6/30/00         $10,490        $11,437               $10,285    $10,983
7/31/00         $10,159        $11,259               $10,406    $10,932
8/31/00         $10,470        $11,958               $10,541    $11,396
9/30/00         $10,651        $11,326               $10,622    $11,070
10/31/00        $11,044        $11,278               $10,618    $11,041
11/30/00        $10,953        $10,390               $10,770    $10,582
12/31/00        $11,258        $10,441               $10,976    $10,694

                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED DECEMBER 31, 2000
                                                    SINCE INCEPTION    VALUE OF $10,000 INVESTMENT
                                       ONE YEAR         10/1/99              AS OF 12/31/00
--------------------------------------------------------------------------------------------------
Balanced Fund                           8.88%            9.88%                   $11,258
S&P 500 Index                          (9.10%)           3.49%                   $10,441
Merrill Lynch Corporate Bond Index      8.79%            7.69%                   $10,976
Composite Index *                      (2.02%)           5.48%                   $10,694

  * Composed of 60% of the return of the S&P 500 Index and 40% of the return of the Merrill Lynch Corporate Bond Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDICES SHOWN ABOVE ARE UNMANAGED AND DO NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                                                VALUE
  SHARES                                                                       (NOTE 1)
  ------                                                                       --------
            COMMON STOCKS - 97.2%
            ADVERTISING - 2.1%
   1,250    Catalina Marketing Corp.* .....................................  $    48,672
   2,800    Lamar Advertising Co.* ........................................      108,063
   2,000    Ventiv Health, Inc.* ..........................................       25,125
                                                                             -----------
                                                                                 181,860
                                                                             -----------
            AIRLINES - 0.5%
   1,300    Atlas Air, Inc.* ..............................................       42,412
                                                                             -----------
            APPAREL RETAILERS - 0.8%
   2,100    Factory 2-U Stores, Inc.* .....................................       69,562
                                                                             -----------
            BANKING - 1.4%
   2,900    Financial Federal Corp.* ......................................       69,237
   6,300    NextCard, Inc.* ...............................................       50,400
                                                                             -----------
                                                                                 119,637
                                                                             -----------
            BUILDING MATERIALS - 3.9%
   5,400    Cytyc Corp.* ..................................................      337,837
                                                                             -----------
            CHEMICALS - 2.1%
   5,000    SurModics, Inc.* ..............................................      184,062
                                                                             -----------
            COMMERCIAL SERVICES - 6.3%
   1,900    Aurora Biosciences Corp.* .....................................       59,731
   4,750    Firepond, Inc.* ...............................................       44,828
   1,250    Forrester Research, Inc.* .....................................       62,578
  13,100    GoTo.Com, Inc.* ...............................................       95,794
   4,300    Memberworks, Inc.* ............................................       91,375
   1,250    Professional Detailing, Inc.* .................................      132,207
     250    Resources Connection, Inc.* ...................................        4,750
   2,000    Teletech Holdings, Inc.* ......................................       36,750
     600    Wireless Facilities, Inc.* ....................................       21,750
                                                                             -----------
                                                                                 549,763
                                                                             -----------
            COMMUNICATIONS - 7.8%
   6,300    American Tower Corp. - Class A* ...............................      238,612
   2,200    LifeMinders, Inc.* ............................................        7,700
  10,600    MCK Communications, Inc.* .....................................       89,437
   5,300    McLeodUSA, Inc. - Class A* ....................................       74,862
   9,100    Metawave Communications Corp.* ................................       83,037
   3,900    Metro One Telecommunications* .................................       97,500
   1,650    Netro Corp.* ..................................................       11,447
   1,300    Powerwave Technologies, Inc.* .................................       76,050
     200    Wink Communications ...........................................        1,200
                                                                             -----------
                                                                                 679,845
                                                                             -----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.9%
   1,600    National Instruments Corp.* ...................................       77,700
                                                                             -----------
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            COMPUTER PROGRAMMING SERVICES - 2.3%
   1,100    Business Objects SA - ADR* ....................................  $    62,287
   6,100    C-bridge Internet Solutions, Inc.* ............................       23,828
   3,400    Hall Kinion & Associates, Inc.* ...............................       68,425
     700    Netegrity, Inc.* ..............................................       38,062
   1,700    Predictive Systems, Inc.* .....................................       12,166
                                                                             -----------
                                                                                 204,768
                                                                             -----------
            COMPUTER RELATED SERVICES - 0.6%
   3,400    Espeed, Inc. - Class A* .......................................       53,337
                                                                             -----------
            COMPUTERS & INFORMATION - 0.0%
     500    Lantronix, Inc.* ..............................................        3,187
                                                                             -----------
            DATA PROCESSING AND PREPARATION - 0.9%
   3,850    Homestore.com, Inc.* ..........................................       77,481
                                                                             -----------
            ELECTRONICS - 4.7%
   2,300    Exar Corp.* ...................................................       71,264
   5,200    OAK Technology, Inc.* .........................................       45,175
   3,100    PLX Technology, Inc.* .........................................       25,769
   4,200    Power Integrations, Inc.* .....................................       48,300
   3,100    Sipex Corp.* ..................................................       74,206
   1,000    Stanford Microdevices, Inc.* ..................................       36,000
     900    Triquint Semiconductor, Inc.* .................................       39,319
   6,100    Virata Corp.* .................................................       66,338
                                                                             -----------
                                                                                 406,371
                                                                             -----------
            ENTERTAINMENT & LEISURE - 3.5%
     800    Direct Focus, Inc.* ...........................................       26,850
   3,800    Macrovision Corp.* ............................................      281,259
                                                                             -----------
                                                                                 308,109
                                                                             -----------
            FINANCIAL SERVICES - 3.7%
   3,000    Investment Technology Group, Inc.* ............................      125,250
   1,700    Knight Trading Group, Inc.* ...................................       23,694
   4,650    Waddell & Reed Financial, Inc. - Class A ......................      174,957
                                                                             -----------
                                                                                 323,901
                                                                             -----------
            FOREST PRODUCTS & PAPER - 0.8%
   3,500    School Specialty, Inc.* .......................................       70,219
                                                                             -----------
            HEALTH CARE PROVIDERS - 9.7%
   4,900    Accredo Health, Inc.* .........................................      245,919
   1,250    Community Health Systems, Inc.* ...............................       43,750
   2,900    Health Management Associates, Inc. - Class A* .................       60,175
   5,475    Province Healthcare Co.* ......................................      215,578
      50    Specialty Laboratories* .......................................        1,656

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            COMMON STOCKS (CONTINUED)
            HEALTH CARE PROVIDERS (CONTINUED)
   8,700    Sunrise Assisted Living, Inc.* ................................  $   217,500
   1,700    Syncor International Corp.* ...................................       61,838
                                                                             -----------
                                                                                 846,416
                                                                             -----------
            INFORMATION RETRIEVAL SERVICES - 0.3%
   2,300    Multex.com, Inc.* .............................................       30,475
                                                                             -----------
            LODGING - 2.0%
   2,800    Four Seasons Hotels, Inc. .....................................      178,150
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 4.5%
   2,100    Allegiance Telecom, Inc.* .....................................       46,758
   3,800    Citadel Communications Corp.* .................................       45,600
   5,800    COX Radio, Inc. - Class A* ....................................      130,863
   2,200    Entercom Communications Corp.* ................................       75,763
   3,000    Hispanic Broadcasting Corp.* ..................................       76,500
   2,750    Spanish Broadcasting System - Class A* ........................       13,750
                                                                             -----------
                                                                                 389,234
                                                                             -----------
            MEDICAL SUPPLIES - 5.9%
     200    Aerogen, Inc.* ................................................        2,125
   2,400    Invacare Corp. ................................................       82,200
     700    Molecular Devices Corp.* ......................................       47,906
   7,800    Oakley, Inc.* .................................................      105,300
   1,100    Resmed, Inc.* .................................................       43,863
   4,500    Respironics, Inc.* ............................................      128,250
   5,450    Thoratec Labs Corp.* ..........................................       59,950
   2,500    Vascular Solutions, Inc.* .....................................       18,438
   2,600    VISX, Inc.* ...................................................       27,138
                                                                             -----------
                                                                                 515,170
                                                                             -----------
            PHARMACEUTICALS - 10.6%
   3,000    Abgenix, Inc.* ................................................      177,188
     900    Albany Molecular Research, Inc.* ..............................       55,463
     600    Andrx Corp. - Andrx Group* ....................................       34,725
   3,000    Bindley Western Industries ....................................      124,688
   1,000    Charles River Laboratories International, Inc.* ...............       27,375
   1,900    COR Therapeutics, Inc.* .......................................       66,856
   1,300    Inhale Therapeutic Systems, Inc.* .............................       65,650
   3,600    Medarex, Inc.* ................................................      146,700
   1,550    Praecis Pharmaceuticals, Inc.* ................................       45,338
   2,600    Priority Healthcare Corp. - Class B* ..........................      106,113
     900    Protein Design Labs, Inc.* ....................................       78,187
                                                                             -----------
                                                                                 928,283
                                                                             -----------
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            PREPACKAGED SOFTWARE - 15.7%
   3,800    Actuate Corp.* ................................................  $    72,675
   5,200    Digex, Inc.* ..................................................      117,000
   2,100    Informatica Corp.* ............................................       83,081
   1,700    Interactive Intelligence, Inc.* ...............................       41,013
   6,400    NETIQ Corp.* ..................................................      559,200
   2,100    Packeteer, Inc.* ..............................................       25,988
   7,600    Proxicom, Inc.* ...............................................       31,350
   1,300    Quest Software, Inc.* .........................................       36,481
   4,200    Retek, Inc.* ..................................................      102,375
   4,500    Saba Software, Inc.* ..........................................       70,875
   1,000    Selectica, Inc.* ..............................................       24,188
   1,600    Tibco Software, Inc.* .........................................       76,700
   1,390    Webmethods, Inc.* .............................................      123,623
                                                                             -----------
                                                                               1,364,549
                                                                             -----------
            REAL ESTATE - 0.3%
   2,550    Pinnacle Holdings, Inc.* ......................................       23,109
                                                                             -----------
            RETAILERS - 1.1%
   1,400    99 Cents Only Stores* .........................................       38,325
   2,300    Dollar Tree Stores, Inc.* .....................................       56,350
                                                                             -----------
                                                                                  94,675
                                                                             -----------
            TELEPHONE SYSTEMS - 3.3%
   1,100    Leap Wireless International, Inc.* ............................       27,500
   1,000    Research In Motion Ltd.* ......................................       80,000
   1,300    Triton PCS Holdings, Inc.* ....................................       44,119
   1,600    Weblink Wireless, Inc.* .......................................        5,500
   2,250    West Teleservices Corp.* ......................................       63,281
   1,600    WinStar Communications, Inc.* .................................       18,700
   2,645    XO Communicatoins, Inc. - Class A* ............................       47,114
                                                                             -----------
                                                                                 286,214
                                                                             -----------
            TRANSPORTATION - 1.5%
   3,450    Forward Air Corp.* ............................................      128,728
                                                                             -----------
            TOTAL INVESTMENTS - 97.2%
              (Cost $9,583,379) ...........................................    8,475,054
            Other Assets and Liabilities (net) - 2.8% .....................      240,049
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $ 8,715,103
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
ADVISED BY: MORGAN STANLEY ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                                                VALUE
  SHARES                                                                       (NOTE 1)
  ------                                                                       --------
            COMMON STOCKS - 100.1%
            AEROSPACE & DEFENSE - 2.0%
   2,000    General Dynamics Corp. ........................................  $   156,000
                                                                             -----------
            APPAREL RETAILERS - 1.0%
   4,400    Limited, Inc. .................................................       75,075
                                                                             -----------
            BANKING - 10.1%
   1,200    American Express Co. ..........................................       65,925
   4,300    Bank of New York Co., Inc. ....................................      237,306
   4,266    Citigroup, Inc. ...............................................      217,833
   3,700    Freddie Mac ...................................................      254,837
                                                                             -----------
                                                                                 775,901
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 4.0%
   3,100    Anheuser-Busch Cos., Inc. .....................................      141,050
     900    Quaker Oats Co. ...............................................       87,637
   1,300    Safeway, Inc.* ................................................       81,250
                                                                             -----------
                                                                                 309,937
                                                                             -----------
            BUILDING MATERIALS - 1.8%
   3,000    Home Depot, Inc. ..............................................      137,062
                                                                             -----------
            CHEMICALS - 3.1%
   3,900    Pharmacia Corp. ...............................................      237,900
                                                                             -----------
            COMMUNICATIONS - 5.2%
   5,300    American Tower Corp. - Class A* ...............................      200,737
   3,800    Crown Castle International Corp.* .............................      102,837
   1,900    Efficient Networks, Inc.* .....................................       25,412
   2,100    Nortel Networks Corp. .........................................       67,331
                                                                             -----------
                                                                                 396,317
                                                                             -----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.4%
   3,800    Sun Microsystems, Inc.* .......................................      105,925
                                                                             -----------
            COMPUTERS & INFORMATION - 9.6%
  11,700    Cisco Systems, Inc.* ..........................................      447,525
   4,000    Compaq Computer Corp. .........................................       60,200
   1,900    EMC Corp.* ....................................................      126,350
   1,200    International Business Machines Corp. .........................      102,000
                                                                             -----------
                                                                                 736,075
                                                                             -----------
            ELECTRONICS - 8.9%
   5,300    General Motors Corp. - Class H* ...............................      121,900
   5,800    Intel Corp. ...................................................      175,450
   3,000    Maxim Integrated Products* ....................................      143,438
   1,300    Sanmina Corp.* ................................................       99,613
   2,900    Texas Instruments, Inc. .......................................      137,388
                                                                             -----------
                                                                                 677,789
                                                                             -----------
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            ENTERTAINMENT & LEISURE - 4.6%
  18,748    AT&T - Liberty Media Group - Class A* .........................  $   254,270
   1,900    Time Warner, Inc. .............................................       99,256
                                                                             -----------
                                                                                 353,526
                                                                             -----------
            HEAVY MACHINERY - 4.8%
   4,700    United Technologies Corp. .....................................      369,538
                                                                             -----------
            HOME CONSTRUCTION, FURNISHINGS &
              APPLIANCES - 7.0%
  11,100    General Electric Co. ..........................................      532,106
                                                                             -----------
            HOUSEHOLD PRODUCTS - 1.0%
   1,400    Corning, Inc. .................................................       73,938
                                                                             -----------
            INDUSTRIAL - DIVERSIFIED - 9.0%
  12,400    Tyco International Ltd. .......................................      688,200
                                                                             -----------
            MEDICAL SUPPLIES - 1.6%
   1,200    JDS Uniphase Corp.* ...........................................       50,025
   1,200    Medtronics, Inc. ..............................................       72,450
                                                                             -----------
                                                                                 122,475
                                                                             -----------
            PHARMACEUTICALS - 14.1%
   4,500    American Home Products Corp. ..................................      285,975
   2,200    Bristol-Myers Squibb Co. ......................................      162,663
   1,200    Merck & Co., Inc. .............................................      112,350
  11,200    Pfizer, Inc. ..................................................      515,200
                                                                             -----------
                                                                               1,076,188
                                                                             -----------
            PREPACKAGED SOFTWARE - 5.4%
   4,600    Microsoft Corp.* ..............................................      200,100
   4,500    Oracle Corp.* .................................................      130,781
     900    Veritas Software Corp.* .......................................       78,750
                                                                             -----------
                                                                                 409,631
                                                                             -----------
            RETAILERS - 2.1%
   3,000    Wal-Mart Stores, Inc. .........................................      159,375
                                                                             -----------
            TELEPHONE SYSTEMS - 3.4%
   4,160    Verizon Communications ........................................      208,520
   3,650    Worldcom, Inc.* ...............................................       51,100
                                                                             -----------
                                                                                 259,620
                                                                             -----------
            TOTAL INVESTMENTS - 100.1%
              (Cost $7,929,412) ...........................................    7,652,578
            Other Assets and Liabilities
              (net) - (0.1%) ..............................................       (6,298)
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $ 7,646,280
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                                                VALUE
  SHARES                                                                       (NOTE 1)
  ------                                                                       --------
            COMMON STOCKS - 92.9%
            ADVERTISING - 0.2%
   1,400    Doubleclick, Inc.* ............................................  $    15,400
                                                                             -----------
            AEROSPACE & DEFENSE - 0.8%
     300    Boeing Co. ....................................................       19,800
   1,100    Honeywell International, Inc. .................................       52,044
                                                                             -----------
                                                                                  71,844
                                                                             -----------
            AUTOMOTIVE - 0.5%
   1,088    Ford Motor Co. ................................................       25,500
     376    General Motors Corp. ..........................................       19,152
                                                                             -----------
                                                                                  44,652
                                                                             -----------
            BANKING - 10.4%
   1,000    Bank of America Corp. .........................................       45,875
     500    Bank of New York Co., Inc. ....................................       27,594
   3,900    Citigroup, Inc. ...............................................      199,144
   2,000    Fannie Mae ....................................................      173,500
   2,100    Freddie Mac ...................................................      144,637
   3,000    MBNA Corp. ....................................................      110,812
     700    State Street Corp. ............................................       86,947
   1,700    Wells Fargo Co. ...............................................       94,669
                                                                             -----------
                                                                                 883,178
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 5.0%
   2,000    Coca-Cola Co. .................................................      121,875
   2,300    Pepsico, Inc. .................................................      113,994
   2,900    Philip Morris Companies, Inc. .................................      127,600
     600    Wrigley (Wm.) Jr. Co. .........................................       57,487
                                                                             -----------
                                                                                 420,956
                                                                             -----------
            BUILDING MATERIALS - 2.1%
   1,900    Home Depot, Inc. ..............................................       86,806
     900    Johnson & Johnson .............................................       94,556
                                                                             -----------
                                                                                 181,362
                                                                             -----------
            CHEMICALS - 0.9%
     600    Dow Chemical Co. ..............................................       21,975
   1,100    Du Pont (E.I.) de Nemours .....................................       53,144
                                                                             -----------
                                                                                  75,119
                                                                             -----------
            COMMERCIAL SERVICES - 0.9%
   2,600    Cendant Corp.* ................................................       25,025
   1,200    Valassis Communications, Inc.* ................................       37,875
     400    Waste Management, Inc. ........................................       11,100
                                                                             -----------
                                                                                  74,000
                                                                             -----------
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            COMMUNICATIONS - 2.7%
     300    American Tower Corp. - Class A* ...............................  $    11,362
   2,400    Crown Castle International Corp.* .............................       64,950
     700    Echostar Communications Corp. - Class A* ......................       15,925
     690    Motorola, Inc. ................................................       13,972
   2,200    Nortel Networks Corp. .........................................       70,537
     640    Qualcomm, Inc.* ...............................................       52,600
                                                                             -----------
                                                                                 229,346
                                                                             -----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.1%
   3,300    Sun Microsystems, Inc.* .......................................       91,987
                                                                             -----------
            COMPUTER PROGRAMMING SERVICES - 0.4%
     415    VeriSign, Inc.* ...............................................       30,788
                                                                             -----------
            COMPUTER RELATED SERVICES - 0.2%
     300    Checkfree Corp.* ..............................................       12,919
                                                                             -----------
            COMPUTERS & INFORMATION - 6.1%
   6,300    Cisco Systems, Inc.* ..........................................      240,975
   2,200    Dell Computer Corp.* ..........................................       38,362
   2,100    EMC Corp.* ....................................................      139,650
     600    Hewlett-Packard Co. ...........................................       18,937
     900    International Business Machines Corp. .........................       76,500
                                                                             -----------
                                                                                 514,424
                                                                             -----------
            COSMETICS & PERSONAL CARE - 2.6%
     700    Avon Products .................................................       33,512
   1,900    Colgate-Palmolive Co. .........................................      122,645
     500    Gillette Co. ..................................................       18,062
     600    Procter & Gamble Co. ..........................................       47,062
                                                                             -----------
                                                                                 221,281
                                                                             -----------
            DATA PROCESSING AND PREPARATION - 1.0%
     500    Automatic Data Processing .....................................       31,656
     900    First Data Corp. ..............................................       47,419
     300    S1 Corp.* .....................................................        1,575
                                                                             -----------
                                                                                  80,650
                                                                             -----------
            ELECTRIC UTILITIES - 1.5%
   1,800    AES Corp.* ....................................................       99,675
     200    Duke Energy Corp. .............................................       17,050
     400    Southern Co. ..................................................       13,300
                                                                             -----------
                                                                                 130,025
                                                                             -----------
            ELECTRICAL EQUIPMENT - 0.1%
     100    Emerson Electric Co. ..........................................        7,881
                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            COMMON STOCKS (CONTINUED)
            ELECTRONICS - 3.7%
   2,000    Energizer Holdings, Inc.* .....................................  $    42,750
   2,096    General Motors Corp. - Class H* ...............................       48,208
   5,200    Intel Corp. ...................................................      157,300
     100    PMC-Sierra, Inc.* .............................................        7,863
     800    Texas Instruments, Inc. .......................................       37,900
     500    Xilinx, Inc.* .................................................       23,063
                                                                             -----------
                                                                                 317,084
                                                                             -----------
            ENTERTAINMENT & LEISURE - 3.0%
   4,400    AT&T - Liberty Media Group - Class A* .........................       59,675
     600    Disney (Walt) Co. .............................................       17,363
   2,700    Harrah's Entertainment, Inc.* .................................       71,213
   2,100    Time Warner, Inc. .............................................      109,704
                                                                             -----------
                                                                                 257,955
                                                                             -----------
            FINANCIAL SERVICES - 1.6%
     500    Merrill Lynch & Co. ...........................................       34,094
     400    Morgan Stanley Dean Witter & Co. ..............................       31,700
   2,150    Schwab (Charles) Corp. ........................................       61,006
     300    Stilwell Financial, Inc. ......................................       11,831
                                                                             -----------
                                                                                 138,631
                                                                             -----------
            FOREST PRODUCTS & PAPER - 0.6%
     500    International Paper Co. .......................................       20,406
     200    Kimberly-Clark Corp. ..........................................       14,138
     300    Weyerhaeuser Co. ..............................................       15,225
                                                                             -----------
                                                                                  49,769
                                                                             -----------
            HEAVY MACHINERY - 0.4%
     200    Applied Materials, Inc.* ......................................        7,638
     300    United Technologies Corp. .....................................       23,588
                                                                             -----------
                                                                                  31,226
                                                                             -----------
            HOME CONSTRUCTION, FURNISHINGS &
              APPLIANCES - 4.3%
   7,500    General Electric Co. ..........................................      359,531
                                                                             -----------
            HOUSEHOLD PRODUCTS - 0.6%
     900    Corning, Inc. .................................................       47,531
                                                                             -----------
            INDUSTRIAL - DIVERSIFIED - 0.4%
     600    Tyco International Ltd. .......................................       33,300
                                                                             -----------
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            INFORMATION RETRIEVAL SERVICES - 0.5%
   1,000    America Online, Inc.* .........................................  $    34,800
     300    Yahoo, Inc.* ..................................................        9,052
                                                                             -----------
                                                                                  43,852
                                                                             -----------
            INSURANCE - 3.4%
   1,700    AMBAC Financial Group, Inc. ...................................       99,131
   1,900    American International Group ..................................      187,269
                                                                             -----------
                                                                                 286,400
                                                                             -----------
            LODGING - 1.5%
   1,700    Marriott International, Inc. - Class A ........................       71,825
   1,600    Starwood Hotels & Resorts World ...............................       56,400
                                                                             -----------
                                                                                 128,225
                                                                             -----------
            MANUFACTURING - 0.6%
     400    Minnesota Mining &                                                    48,200
              Manufacturing Co. ...........................................
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 4.2%
   3,000    Belo (A.H.) Corp. - Series A ..................................       48,000
     300    Cablevision Systems Corp. - Class A* ..........................       25,481
     576    Clear Channel Communications* .................................       27,900
     500    Comcast Corp. - Class A* ......................................       20,875
     400    Gannett Co., Inc. .............................................       25,225
   2,100    Infinity Broadcasting Corp. - Class A* ........................       58,669
     700    New York Times Co. - Class A ..................................       28,044
     400    Tribune Co. ...................................................       16,900
     700    Univision Communications, Inc.* ...............................       28,656
   1,693    Viacom, Inc. - Class B* .......................................       79,148
                                                                             -----------
                                                                                 358,898
                                                                             -----------
            MEDICAL SUPPLIES - 0.3%
     588    JDS Uniphase Corp.* ...........................................       24,512
                                                                             -----------
            METALS - 0.2%
     600    Alcoa, Inc. ...................................................       20,100
                                                                             -----------
            OIL & GAS - 6.6%
     400    Chevron Corp. .................................................       33,775
     400    Enron Corp. ...................................................       33,250
   3,060    Exxon Mobil Corp. .............................................      266,029
   2,100    Royal Dutch Petroleum Co. .....................................      127,181
     800    Schlumberger Ltd. .............................................       63,950

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            COMMON STOCKS (CONTINUED)
            OIL & GAS (CONTINUED)
     300    Texaco, Inc. ..................................................  $    18,638
     300    Unocal Corp. ..................................................       11,606
                                                                             -----------
                                                                                 554,429
                                                                             -----------
            PHARMACEUTICALS - 10.3%
   1,100    American Home Products Corp. ..................................       69,905
     600    Amgen, Inc.* ..................................................       38,363
   3,000    Bristol-Myers Squibb Co. ......................................      221,813
     700    Lilly (Eli) & Co. .............................................       65,144
   1,100    Merck & Co., Inc. .............................................      102,988
   6,025    Pfizer, Inc. ..................................................      277,150
   1,700    Schering-Plough Corp. .........................................       96,475
                                                                             -----------
                                                                                 871,838
                                                                             -----------
            PREPACKAGED SOFTWARE - 5.0%
     300    E.piphany, Inc.* ..............................................       16,181
   5,400    Microsoft Corp.* ..............................................      234,900
   5,000    Oracle Corp.* .................................................      145,313
     300    Veritas Software Corp.* .......................................       26,250
                                                                             -----------
                                                                                 422,644
                                                                             -----------
            RESTAURANTS - 1.0%
   2,500    McDonald's Corp. ..............................................       85,000
                                                                             -----------
            RETAILERS - 4.1%
     400    CVS Corp. .....................................................       23,975
     400    RadioShack Corp. ..............................................       17,125
   2,200    Walgreen Co. ..................................................       91,988
   4,100    Wal-Mart Stores, Inc. .........................................      217,813
                                                                             -----------
                                                                                 350,901
                                                                             -----------
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            TELEPHONE SYSTEMS - 3.7%
   1,374    AT&T Corp. ....................................................  $    23,787
   2,800    SBC Communications, Inc. ......................................      133,700
     500    Sprint Corp. (FON Group) ......................................       10,156
     700    Sprint Corp. (PCS Group)* .....................................       14,306
   2,264    Verizon Communications ........................................      113,483
   1,000    Worldcom, Inc.* ...............................................       14,000
                                                                             -----------
                                                                                 309,432
                                                                             -----------
            TRANSPORTATION - 0.4%
     700    Sabre Holdings Corp.* .........................................       30,188
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $7,783,802) ...........................................    7,855,458
                                                                             -----------
            MUTUAL FUNDS - 4.0%
            S&P 500 Depositary Receipt
              (Cost $375,881) .............................................
   2,608                                                                         342,137
                                                                             -----------
            TOTAL INVESTMENTS - 96.9%
              (Cost $8,159,683) ...........................................    8,197,595
            Other Assets and Liabilities
              (net) - 3.1% ................................................      260,528
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $ 8,458,123
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                                                VALUE
  SHARES                                                                       (NOTE 1)
  ------                                                                       --------
            COMMON STOCKS - 98.9%
            AEROSPACE & DEFENSE - 1.0%
     400    Boeing Co. ....................................................  $    26,400
     400    Goodrich (B.F.) Co. ...........................................       14,550
   1,700    Honeywell International, Inc. .................................       80,431
                                                                             -----------
                                                                                 121,381
                                                                             -----------
            AIRLINES - 0.5%
     700    AMR Corp.* ....................................................       27,431
     300    FedEx Corp.* ..................................................       11,988
     600    Southwest Airlines ............................................       20,118
                                                                             -----------
                                                                                  59,537
                                                                             -----------
            APPAREL RETAILERS - 0.4%
     500    Abercrombie & Fitch Co. - Class A* ............................       10,000
   1,000    Gap, Inc. .....................................................       25,500
   1,000    Limited, Inc. .................................................       17,062
                                                                             -----------
                                                                                  52,562
                                                                             -----------
            AUTOMOTIVE - 1.5%
     500    Dana Corp. ....................................................        7,656
   2,000    Delphi Automotive Systems .....................................       22,500
   2,400    Ford Motor Co. ................................................       56,250
   1,600    General Motors Corp. ..........................................       81,500
     100    Harley-Davidson, Inc. .........................................        3,975
     300    ITT Industries, Inc. ..........................................       11,625
                                                                             -----------
                                                                                 183,506
                                                                             -----------
            BANKING - 10.8%
     300    American Express Co. ..........................................       16,481
     900    Amsouth Bancorporation ........................................       13,725
   1,300    Bank of America Corp. .........................................       59,637
   2,500    Bank One Corp. ................................................       91,562
     300    Banknorth Group, Inc. .........................................        5,981
     800    C.I.T. Group, Inc. - Class A ..................................       16,100
     900    Capital One Financial Corp. ...................................       59,231
   7,400    Citigroup, Inc. ...............................................      377,862
     500    Dime Bancorp, Inc. ............................................       14,781
     700    Fannie Mae ....................................................       60,725
   2,900    First Union Corp. .............................................       80,656
     600    Freddie Mac ...................................................       41,325
     200    Greenpoint Financial Corp. ....................................        8,187
     400    Hibernia Corp. - Class A ......................................        5,100
     200    Household International, Inc. .................................       11,000
   1,000    Keycorp .......................................................       28,000
     100    MBNA Corp. ....................................................        3,694
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            BANKING (CONTINUED)
     400    National Commerce Bancorp .....................................  $     9,900
     900    PNC Bank Corp. ................................................       65,756
   1,400    Providian Financial Corp. .....................................       80,500
     500    Summit Bancorp ................................................       19,094
     100    Suntrust Banks, Inc. ..........................................        6,300
   4,100    U.S. Bancorp ..................................................      119,669
   1,800    Washington Mutual, Inc. .......................................       95,512
                                                                             -----------
                                                                               1,290,778
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 4.4%
   1,100    Coca-Cola Co. .................................................       67,031
     200    General Mills, Inc. ...........................................        8,912
     900    Heinz (H.J.) Co. ..............................................       42,694
     100    Kellogg Co. ...................................................        2,625
     900    Pepsico, Inc. .................................................       44,606
   5,300    Philip Morris Companies, Inc. .................................      233,200
     300    Quaker Oats Co. ...............................................       29,212
     500    Safeway, Inc.* ................................................       31,250
   1,000    Unilever N.V. .................................................       62,937
                                                                             -----------
                                                                                 522,467
                                                                             -----------
            BUILDING MATERIALS - 2.4%
   2,600    Home Depot, Inc. ..............................................      118,787
   1,200    Johnson & Johnson .............................................      126,075
     900    Lowe's Cos. ...................................................       40,050
                                                                             -----------
                                                                                 284,912
                                                                             -----------
            CHEMICALS - 1.9%
   1,000    Air Products & Chemicals, Inc. ................................       41,000
     500    Dow Chemical Co. ..............................................       18,312
   1,700    Pharmacia Corp. ...............................................      103,700
     600    PPG Industries, Inc. ..........................................       27,787
     400    Praxair, Inc. .................................................       17,750
     400    Union Carbide Corp. ...........................................       21,525
                                                                             -----------
                                                                                 230,074
                                                                             -----------
            COMMERCIAL SERVICES - 0.4%
     500    Akamai Technologies, Inc.* ....................................       10,531
   2,500    Cendant Corp.* ................................................       24,062
     100    eBay, Inc.* ...................................................        3,300
     400    Halliburton Co. ...............................................       14,500
                                                                             -----------
                                                                                  52,393
                                                                             -----------
            COMMUNICATIONS - 2.1%
     441    Avaya, Inc.* ..................................................        4,548
     200    Ciena Corp.* ..................................................       16,275

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            COMMON STOCKS (CONTINUED)
            COMMUNICATIONS (CONTINUED)
     400    Network Appliance, Inc.* ......................................  $    25,694
   2,000    Nextel Communications Inc. - Class A* .........................       49,500
   3,000    Nortel Networks Corp. .........................................       96,187
     600    Qualcomm, Inc.* ...............................................       49,312
     100    Tellabs, Inc.* ................................................        5,650
                                                                             -----------
                                                                                 247,166
                                                                             -----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.3%
     700    Parametric Technology Corp.* ..................................        9,406
   5,400    Sun Microsystems, Inc.* .......................................      150,525
                                                                             -----------
                                                                                 159,931
                                                                             -----------
            COMPUTERS & INFORMATION - 6.4%
   8,800    Cisco Systems, Inc.* ..........................................      336,600
   3,800    Compaq Computer Corp. .........................................       57,190
   3,300    Dell Computer Corp.* ..........................................       57,544
   2,200    EMC Corp.* ....................................................      146,300
     800    Hewlett-Packard Co. ...........................................       25,250
   1,500    International Business Machines Corp. .........................      127,500
     200    Pitney Bowes, Inc. ............................................        6,625
     400    Quantum Corp. - DLT & Storage Systems* ........................        5,325
                                                                             -----------
                                                                                 762,334
                                                                             -----------
            COSMETICS & PERSONAL CARE - 2.4%
     500    Clorox Co. ....................................................       17,750
     500    Estee Lauder Cos., Inc. - Class A .............................       21,906
   2,800    Gillette Co. ..................................................      101,150
   1,800    Procter & Gamble Co. ..........................................      141,187
                                                                             -----------
                                                                                 281,993
                                                                             -----------
            DATA PROCESSING AND PREPARATION - 0.5%
     700    Automatic Data Processing .....................................       44,319
     400    NCR Corp.* ....................................................       19,650
                                                                             -----------
                                                                                  63,969
                                                                             -----------
            ELECTRIC UTILITIES - 2.7%
     400    Ameren Corp. ..................................................       18,525
     500    Cinergy Corp. .................................................       17,562
     500    CMS Energy Corp. ..............................................       15,844
     300    Consolidated Edison, Inc. .....................................       11,550
     500    DTE Energy Co. ................................................       19,469
   1,800    Entergy Corp. .................................................       76,162
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
     200    FPL Group, Inc. ...............................................       14,350
            ELECTRIC UTILITIES (CONTINUED)
     300    GPU, Inc. .....................................................  $    11,044
     400    NiSource, Inc. ................................................       12,300
   1,000    PG&E Corp. ....................................................       20,000
     300    Pinnacle West Capital Corp. ...................................       14,287
     700    Progress Energy, Inc. .........................................       34,431
     700    TXU Corp. .....................................................       31,019
     300    Wisconsin Energy Corp. ........................................        6,769
     800    XCEL Energy, Inc. .............................................       23,250
                                                                             -----------
                                                                                 326,562
                                                                             -----------
            ELECTRONICS - 3.8%
   1,300    Altera Corp.* .................................................       34,206
     400    Analog Devices, Inc.* .........................................       20,475
     200    Broadcom Corp. - Class A* .....................................       16,900
     200    Cypress Semiconductor Corp.* ..................................        3,937
   6,300    Intel Corp. ...................................................      190,575
     400    Lattice Semiconductor Corp.* ..................................        7,350
     700    Linear Technology Corp. .......................................       32,375
     400    Maxim Integrated Products* ....................................       19,125
     400    Micron Technology, Inc.* ......................................       14,200
     100    PMC-Sierra, Inc.* .............................................        7,862
   1,500    Texas Instruments, Inc. .......................................       71,062
     800    Xilinx, Inc.* .................................................       36,900
                                                                             -----------
                                                                                 454,967
                                                                             -----------
            ENTERTAINMENT & LEISURE - 1.4%
   1,500    AT&T - Liberty Media Group - Class A* .........................       20,344
     500    Eastman Kodak Co. .............................................       19,687
     700    Hasbro, Inc. ..................................................        7,437
     600    Mattel, Inc. ..................................................        8,664
   2,100    Time Warner, Inc. .............................................      109,704
                                                                             -----------
                                                                                 165,836
                                                                             -----------
            FINANCIAL SERVICES - 2.5%
     600    Countrywide Credit Industries, Inc. ...........................       30,150
   1,100    E*trade Group, Inc.* ..........................................        8,112
     300    Edwards (A.G.), Inc. ..........................................       14,231
   1,000    Goldman Sachs Group, Inc. .....................................      106,938
     400    Lehman Brothers Holdings, Inc. ................................       27,050
   1,400    Merrill Lynch & Co. ...........................................       95,463
     200    Stilwell Financial, Inc. ......................................        7,888
     900    TD Waterhouse Group* ..........................................       11,925
                                                                             -----------
                                                                                 301,757
                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            COMMON STOCKS (CONTINUED)
            FOOD RETAILERS - 0.5%
   2,200    Kroger Co.* ...................................................  $    59,538
                                                                             -----------
            FOREST PRODUCTS & PAPER - 0.5%
     400    Georgia-Pacific Group .........................................       12,450
     300    International Paper Co. .......................................       12,244
     300    Kimberly-Clark Corp. ..........................................       21,207
     500    Smurfit-Stone Container Corp.* ................................        7,469
     100    Temple-Inland, Inc. ...........................................        5,363
                                                                             -----------
                                                                                  58,733
                                                                             -----------
            HEALTH CARE PROVIDERS - 1.3%
   1,600    HCA - The Healthcare Company ..................................       70,416
     200    Human Genome Sciences, Inc.* ..................................       13,863
   1,500    Tenet Healthcare Corp.* .......................................       66,656
                                                                             -----------
                                                                                 150,935
                                                                             -----------
            HEAVY MACHINERY - 2.0%
   1,100    Applied Materials, Inc.* ......................................       42,006
     500    Baker Hughes, Inc. ............................................       20,781
     700    Caterpillar, Inc. .............................................       33,119
     600    Cooper Cameron Corp.* .........................................       39,638
     300    Deere & Co. ...................................................       13,744
     200    Dover Corp. ...................................................        8,113
     400    Grainger (W.W.), Inc. .........................................       14,600
     700    Ingersoll-Rand Co. ............................................       29,313
     400    Parker Hannifin Corp. .........................................       17,650
     200    United Technologies Corp. .....................................       15,725
                                                                             -----------
                                                                                 234,689
                                                                             -----------
            HOME CONSTRUCTION, FURNISHINGS &
              APPLIANCES - 4.8%
   1,400    Gemstar-TV Guide International, Inc.* .........................       64,925
  10,300    General Electric Co. ..........................................      493,756
     400    Johnson Controls, Inc. ........................................       20,800
                                                                             -----------
                                                                                 579,481
                                                                             -----------
            HOUSEHOLD PRODUCTS - 1.1%
   1,600    Corning, Inc. .................................................       84,500
     200    Illinois Tool Works, Inc. .....................................       11,913
     900    Rohm & Haas Co. ...............................................       32,681
                                                                             -----------
                                                                                 129,094
                                                                             -----------
            INDUSTRIAL - DIVERSIFIED - 1.4%
   3,100    Tyco International Ltd. .......................................      172,050
                                                                             -----------
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            INFORMATION RETRIEVAL SERVICES - 0.5%
   1,800    America Online, Inc.* .........................................  $    62,640
                                                                             -----------
            INSURANCE - 4.5%
     100    Aetna, Inc.* ..................................................        4,106
     500    Aflac, Inc. ...................................................       36,094
   1,300    Allstate Corp. ................................................       56,631
     500    AMBAC Financial Group, Inc. ...................................       29,156
     700    American General Corp. ........................................       57,050
   1,500    American International Group ..................................      147,844
     400    AON Corp. .....................................................       13,700
     400    Cigna Corp. ...................................................       52,920
     800    Hartford Financial Services Group .............................       56,500
     200    John Hancock Financial Services* ..............................        7,525
     500    Lincoln National Corp. ........................................       23,656
     400    MBIA, Inc. ....................................................       29,650
     300    Metlife, Inc. .................................................       10,500
     500    Torchmark Corp. ...............................................       19,219
                                                                             -----------
                                                                                 544,551
                                                                             -----------
            LODGING - 0.5%
   1,500    Hilton Hotels Corp. ...........................................       15,750
     600    Marriott International, Inc. - Class A ........................       25,350
     600    Starwood Hotels & Resorts World ...............................       21,150
                                                                             -----------
                                                                                  62,250
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 1.8%
   2,400    Comcast Corp. - Class A* ......................................      100,200
     200    Gannett Co., Inc. .............................................       12,613
     100    Knight Ridder, Inc. ...........................................        5,688
     100    New York Times Co. - Class A ..................................        4,006
   2,100    Viacom, Inc. - Class B* .......................................       98,175
                                                                             -----------
                                                                                 220,682
                                                                             -----------
            MEDICAL SUPPLIES - 2.2%
     600    Agilent Technologies, Inc.* ...................................       32,850
     500    Bard (C.R.), Inc. .............................................       23,281
     700    Becton Dickinson & Co. ........................................       24,238
   1,100    Boston Scientific Corp.* ......................................       15,056
     400    Eaton Corp. ...................................................       30,075
     400    Guidant Corp.* ................................................       21,575
   1,900    JDS Uniphase Corp.* ...........................................       79,206
     200    Medtronics, Inc. ..............................................       12,075
     500    St. Jude Medical, Inc.* .......................................       30,719
                                                                             -----------
                                                                                 269,075
                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            COMMON STOCKS (CONTINUED)
            METALS - 0.8%
   2,200    Alcoa, Inc. ...................................................  $    73,700
     300    Cooper Industries, Inc. .......................................       13,781
     200    Phelps Dodge Corp. ............................................       11,163
                                                                             -----------
                                                                                  98,644
                                                                             -----------
            OIL & GAS - 6.9%
     200    Anadarko Petroleum Corp. ......................................       14,216
   1,800    Chevron Corp. .................................................      151,988
     100    Conoco, Inc. - Class B ........................................        2,894
     100    Devon Energy Corp. ............................................        6,097
     200    Dynegy, Inc. - Class A ........................................       11,213
   3,900    Exxon Mobil Corp. .............................................      339,056
     800    Global Marine, Inc.* ..........................................       22,700
   3,400    Royal Dutch Petroleum Co. .....................................      205,913
   1,100    Texaco, Inc. ..................................................       68,338
                                                                             -----------
                                                                                 822,415
                                                                             -----------
            PHARMACEUTICALS - 9.4%
     900    Abbott Laboratories ...........................................       43,594
     300    Alza Corp.* ...................................................       12,750
   1,800    American Home Products Corp. ..................................      114,390
     500    Amgen, Inc.* ..................................................       31,969
   1,600    Bristol-Myers Squibb Co. ......................................      118,300
     100    Forest Laboratories - Class A* ................................       13,288
   1,200    Lilly (Eli) & Co. .............................................      111,675
   2,900    Merck & Co., Inc. .............................................      271,513
   6,300    Pfizer, Inc. ..................................................      289,800
   2,100    Schering-Plough Corp. .........................................      119,175
                                                                             -----------
                                                                               1,126,454
                                                                             -----------
            PREPACKAGED SOFTWARE - 4.7%
     200    Adobe Systems, Inc. ...........................................       11,638
     800    BEA Systems, Inc.* ............................................       53,850
     100    Citrix Systems, Inc.* .........................................        2,250
   4,500    Microsoft Corp.* ..............................................      195,750
   7,300    Oracle Corp.* .................................................      212,156
     100    Rational Software Corp.* ......................................        3,894
     100    Siebel Systems, Inc.* .........................................        6,775
     100    Tibco Software, Inc.* .........................................        4,794
     901    Veritas Software Corp.* .......................................       78,838
                                                                             -----------
                                                                                 569,945
                                                                             -----------
            RESTAURANTS - 0.2%
     800    McDonald's Corp. ..............................................       27,200
                                                                             -----------
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            RETAILERS - 3.3%
     100    Best Buy Company, Inc.* .......................................  $     2,956
   1,100    Federated Department Stores* ..................................       38,500
     800    MAY Department Stores Co. .....................................       26,200
   2,200    Target Corp. ..................................................       70,950
   1,300    TJX Companies, Inc. ...........................................       36,075
   4,100    Wal-Mart Stores, Inc. .........................................      217,813
     200    Walgreen Co. ..................................................        8,363
                                                                             -----------
                                                                                 400,857
                                                                             -----------
            TELEPHONE SYSTEMS - 5.2%
   1,900    AT&T Corp. ....................................................       32,894
   1,100    Bellsouth Corp. ...............................................       45,031
   1,200    Global Crossing Ltd.* .........................................       17,175
     700    Level 3 Communications, Inc.* .................................       22,969
   2,800    Qwest Communications International* ...........................      114,800
     100    Redback Networks, Inc.* .......................................        4,100
   3,800    SBC Communications, Inc. ......................................      181,450
   2,100    Sprint Corp. (PCS Group)* .....................................       42,919
   2,700    Verizon Communications ........................................      135,338
   1,800    Worldcom, Inc.* ...............................................       25,200
                                                                             -----------
                                                                                 621,876
                                                                             -----------
            TEXTILES, CLOTHING & FABRICS - 0.3%
     400    Jones Apparel Group, Inc.* ....................................       12,875
     300    NIKE, Inc. - Class B ..........................................       16,744
                                                                             -----------
                                                                                  29,619
                                                                             -----------
            TRANSPORTATION - 0.6%
   1,100    Burlington Northern Santa Fe Co. ..............................       31,144
     200    C.H. Robinson Worldwide, Inc. .................................        6,288
     700    Union Pacific Corp. ...........................................       35,525
                                                                             -----------
                                                                                  72,957
                                                                             -----------
            TOTAL INVESTMENTS - 98.9%
              (Cost $12,054,280) ..........................................   11,875,810
            Other Assets and Liabilities (net) - 1.1% .....................      131,451
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $12,007,261
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                                                VALUE
  SHARES                                                                       (NOTE 1)
  ------                                                                       --------
            COMMON STOCKS - 94.4%
            AEROSPACE & DEFENSE - 1.3%
   2,300    Honeywell International, Inc. .................................  $   108,819
                                                                             -----------
            BANKING - 18.2%
   1,400    American Express Co. ..........................................       76,912
   2,800    Bank of America Corp. .........................................      128,450
   2,900    Bank of New York Co., Inc. ....................................      160,044
   3,400    Chase Manhattan Corp.* ........................................      154,488
   1,500    Comerica, Inc. ................................................       89,062
   4,600    Fleet Boston Corp. ............................................      172,788
   1,800    Freddie Mac ...................................................      123,975
   2,700    Household International, Inc. .................................      148,500
   2,200    MBNA Corp. ....................................................       81,262
   1,600    Suntrust Banks, Inc. ..........................................      100,800
   4,300    U.S. Bancorp ..................................................      125,506
   3,500    Washington Mutual, Inc. .......................................      185,719
                                                                             -----------
                                                                               1,547,506
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 9.1%
   1,200    Coca-Cola Enterprises .........................................       22,800
   4,100    Pepsi Bottling Group, Inc. ....................................      163,744
   3,800    Philip Morris Companies, Inc. .................................      167,200
   5,500    Ralston-Ralston Purina Group ..................................      143,687
   3,200    RJ Reynolds Tobacco Holdings, Inc. ............................      156,000
   2,000    Safeway, Inc.* ................................................      125,000
                                                                             -----------
                                                                                 778,431
                                                                             -----------
            CHEMICALS - 1.0%
   2,300    Dow Chemical Co. ..............................................       84,237
                                                                             -----------
            COMMUNICATIONS - 2.7%
   6,200    Motorola, Inc. ................................................      125,550
   1,900    Tellabs, Inc.* ................................................      107,350
                                                                             -----------
                                                                                 232,900
                                                                             -----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.6%
   5,900    3Com Corp.* ...................................................       50,150
                                                                             -----------
            COMPUTER SOFTWARE & PROCESSING - 0.8%
  13,400    Genuity, Inc.* ................................................       67,837
                                                                             -----------
            COMPUTERS & INFORMATION - 9.2%
  10,100    Compaq Computer Corp. .........................................      152,005
   4,900    Dell Computer Corp.* ..........................................       85,444
   4,400    Gateway, Inc.* ................................................       79,156
   3,200    Hewlett-Packard Co. ...........................................      101,000
   2,000    International Business Machines Corp. .........................      170,000
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            COMPUTERS & INFORMATION (CONTINUED)
   2,100    Palm, Inc.* ...................................................  $    59,456
   3,900    Solectron Corp.* ..............................................      132,210
                                                                             -----------
                                                                                 779,271
                                                                             -----------
            COSMETICS & PERSONAL CARE - 1.3%
   3,100    Gillette Co. ..................................................      111,987
                                                                             -----------
            ELECTRONICS - 3.5%
   3,600    General Motors Corp. - Class H* ...............................       82,800
   1,100    Intel Corp. ...................................................       33,275
   4,200    National Semiconductor Corp.* .................................       84,525
   3,600    SCI Systems, Inc.* ............................................       94,950
                                                                             -----------
                                                                                 295,550
                                                                             -----------
            ENTERTAINMENT & LEISURE - 1.9%
   3,400    AT&T - Liberty Media Group - Class A* .........................       46,112
   4,100    News Corp. Ltd. - ADR .........................................      119,156
                                                                             -----------
                                                                                 165,268
                                                                             -----------
            FINANCIAL SERVICES - 2.4%
   1,500    Equity Office Properties Trust ................................       48,937
   2,000    Morgan Stanley Dean Witter & Co. ..............................      158,500
                                                                             -----------
                                                                                 207,437
                                                                             -----------
            FOREST PRODUCTS & PAPER - 3.8%
   3,700    International Paper Co. .......................................      151,006
   2,500    Kimberly-Clark Corp. ..........................................      176,725
                                                                             -----------
                                                                                 327,731
                                                                             -----------
            HEAVY MACHINERY - 1.3%
   2,700    Ingersoll-Rand Co. ............................................      113,062
                                                                             -----------
            INSURANCE - 1.1%
   1,100    American General Corp. ........................................       89,650
                                                                             -----------
            METALS - 2.2%
   5,600    Alcoa, Inc. ...................................................      187,600
                                                                             -----------
            OIL & GAS - 11.3%
   1,500    Amerada Hess Corp. ............................................      109,594
   2,400    Burlington Resources, Inc. ....................................      121,200
   1,400    Coastal Corp. .................................................      123,638
   4,700    Conoco, Inc. - Class A ........................................      134,538
   2,000    Royal Dutch Petroleum Co. .....................................      121,125
   1,800    Total Fina SA - ADR ...........................................      130,838
   1,500    Transocean Sedco Forex, Inc. ..................................       69,000

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            COMMON STOCKS (CONTINUED)
            OIL & GAS (CONTINUED)
   1,600    USX-Marathon Group, Inc. ......................................  $    44,400
   2,800    Williams Cos., Inc. ...........................................      111,825
                                                                             -----------
                                                                                 966,158
                                                                             -----------
            PHARMACEUTICALS - 3.7%
   1,100    American Home Products Corp. ..................................       69,905
   1,100    Merck & Co., Inc. .............................................      102,988
   3,200    Novartis AG - ADR .............................................      143,200
                                                                             -----------
                                                                                 316,093
                                                                             -----------
            PREPACKAGED SOFTWARE - 0.7%
   3,200    Computer Associates International, Inc. .......................       62,400
                                                                             -----------
            REAL ESTATE - 0.4%
     700    Boston Properties, Inc. REIT ..................................       30,450
                                                                             -----------
            RESTAURANTS - 1.7%
   4,200    McDonald's Corp. ..............................................      142,800
                                                                             -----------
            RETAILERS - 6.2%
   4,200    Costco Wholesale Corp.* .......................................      167,738
   5,900    Federated Department Stores* ..................................      206,500
   4,800    Target Corp. ..................................................      154,800
                                                                             -----------
                                                                                 529,038
                                                                             -----------
            TELEPHONE SYSTEMS - 8.1%
   1,700    Alltel Corp. ..................................................      106,143
   3,500    AT&T Corp. ....................................................       60,594
   3,200    SBC Communications, Inc. ......................................      152,800
   5,100    Verizon Communications ........................................      255,638
   7,900    Worldcom, Inc.* ...............................................      110,600
                                                                             -----------
                                                                                 685,775
                                                                             -----------
            TRANSPORTATION - 1.9%
   2,800    Canadian National Railway Co. .................................       83,125
   2,700    Canadian Pacific Ltd. .........................................       77,119
                                                                             -----------
                                                                                 160,244
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $7,568,346) ...........................................    8,040,394
                                                                             -----------

                                                                               VALUE
CONTRACTS                                                                     (NOTE 1)
---------                                                                     --------

            PUT OPTIONS PURCHASED - 0.0%
            OPTIONS ON EQUITIES - 0.0%
            Costco Wholesale Corp., Expires 1/20/01, Strike 32.5 ..........
     500                                                                     $        94
            McDonald's Corp., Expires 1/20/01, Strike 30. .................
     800                                                                             150
                                                                             -----------
                                                                                     244
                                                                             -----------
            TOTAL PUT OPTIONS PURCHASED
              (Cost $1,731) ...............................................          244
                                                                             -----------
            TOTAL INVESTMENTS - 94.4%
              (Cost $7,570,077) ...........................................    8,040,638
            Other Assets and Liabilities (net) - 5.6% .....................      475,658
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $ 8,516,296
                                                                             ===========

SUMMARY OF WRITTEN OPTIONS

                                 NUMBER
                                   OF      EXERCISE  EXPIRATION
                                CONTRACTS   PRICE       DATE     VALUE
                                ---------  --------  ----------  -----

Costco Wholesale Corp.,
  Call .......................      500      35.00     1/20/01   $2,938
McDonald's Corp., Call .......      800      35.00     1/20/01      600
                                                                 ------
                                                                 $3,538
                                                                 ======

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         REIT - Real Estate Investment Trust
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                                                VALUE
  SHARES                                                                       (NOTE 1)
  ------                                                                       --------
            COMMON STOCKS - 61.6%
            APPAREL RETAILERS - 0.3%
       800  Gap, Inc. .....................................................  $    20,400
                                                                             -----------
            BANKING - 10.1%
     6,000  Fleet Boston Corp. ............................................      225,375
     8,200  Freddie Mac ...................................................      564,775
                                                                             -----------
                                                                                 790,150
                                                                             -----------
            CHEMICALS - 0.3%
       700  Dow Chemical Co. ..............................................       25,637
                                                                             -----------
            COMMERCIAL SERVICES - 1.2%
     2,500  Halliburton Co. ...............................................       90,625
                                                                             -----------
            COMPUTERS & INFORMATION - 1.8%
     5,200  Dell Computer Corp.* ..........................................       90,675
     2,000  Jabil Circuit, Inc.* ..........................................       50,750
                                                                             -----------
                                                                                 141,425
                                                                             -----------
            COSMETICS & PERSONAL CARE - 0.5%
     1,000  Gillette Co. ..................................................       36,125
                                                                             -----------
            ELECTRIC UTILITIES - 1.2%
     1,300  Exelon Corp. ..................................................       91,273
                                                                             -----------
            ENTERTAINMENT & LEISURE - 1.8%
     9,600  Mattel, Inc. ..................................................      138,624
                                                                             -----------
            FINANCIAL SERVICES - 1.3%
     2,000  Countrywide Credit Industries, Inc. ...........................      100,500
                                                                             -----------
            FOOD RETAILERS - 5.6%
    16,000  Kroger Co.* ...................................................      433,000
                                                                             -----------
            FOREST PRODUCTS & PAPER - 2.6%
     4,400  Willamette Industries .........................................      206,525
                                                                             -----------
            INSURANCE - 6.5%
     1,600  American General Corp. ........................................      130,400
     9,900  John Hancock Financial Services* ..............................      372,487
                                                                             -----------
                                                                                 502,887
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 0.2%
       400  Clear Channel Communications* .................................       19,375
                                                                             -----------
            METALS - 0.5%
       100  Freeport-McMoran Copper & Gold, Inc. - Class A* ...............          825
     4,300  Freeport-McMoran Copper & Gold, Inc. - Class B* ...............       36,819
                                                                             -----------
                                                                                  37,644
                                                                             -----------
                                                                                VALUE
  SHARES                                                                       (NOTE 1)
  ------                                                                       --------
            OIL & GAS - 4.3%
     2,050  Chevron Corp. .................................................  $   173,097
     2,600  Texaco, Inc. ..................................................      161,525
                                                                             -----------
                                                                                 334,622
                                                                             -----------
            PHARMACEUTICALS - 1.9%
     1,000  American Home Products Corp. ..................................       63,550
     1,100  Bristol-Myers Squibb Co. ......................................       81,331
                                                                             -----------
                                                                                 144,881
                                                                             -----------
            PREPACKAGED SOFTWARE - 4.3%
     9,800  Computer Associates International, Inc. .......................      191,100
     8,700  Compuware Corp.* ..............................................       54,375
     2,000  Microsoft Corp.* ..............................................       87,000
                                                                             -----------
                                                                                 332,475
                                                                             -----------
            RESTAURANTS - 3.1%
     7,200  McDonald's Corp. ..............................................      244,800
                                                                             -----------
            RETAILERS - 6.4%
     8,150  CVS Corp. .....................................................      488,491
     1,000  Staples, Inc.* ................................................       11,812
                                                                             -----------
                                                                                 500,303
                                                                             -----------
            TELEPHONE SYSTEMS - 6.7%
     2,400  SBC Communications, Inc. ......................................      114,600
     4,900  Verizon Communications ........................................      245,613
    11,800  Worldcom, Inc.* ...............................................      165,200
                                                                             -----------
                                                                                 525,413
                                                                             -----------
            TRANSPORTATION - 1.0%
     1,900  Sabre Holdings Corp.* .........................................       81,938
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $4,308,761) ...........................................    4,798,622
                                                                             -----------

PAR VALUE
---------

            DEBT OBLIGATIONS - 31.7%
            CORPORATE DEBT - 10.9%
$  125,000  Bank of America Corp., 5.875%, due 02/15/2009 .................      115,638
   275,000  Conseco Finance Trust III, 8.796%, due 04/01/2027 .............      105,875
   200,000  Delta Airlines, 7.70%, due 12/15/2005 .........................      198,018
   150,000  Penney (J.C.) Co., 7.375%, due 6/15/2004 ......................      101,142

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                                                VALUE
PAR VALUE                                                                      (NOTE 1)
---------                                                                      --------

            DEBT OBLIGATIONS (CONTINUED)
            CORPORATE DEBT (CONTINUED)
$  125,000  Tenet Healthcare Corp., 8.00%, due 1/15/2005 ..................  $   127,187
   200,000  Textron Financial Corp., 7.125%, due 12/09/2004 ...............      202,568
                                                                             -----------
                                                                                 850,428
                                                                             -----------
            U.S. GOVERNMENT - 20.8%
 1,000,000  US Treasury Inflation Indexed Note, 3.875%, due 4/15/2029 .....    1,085,378
   100,000  US Treasury Note, 5.75%, due 8/15/2010 ........................      104,797
    50,000  US Treasury Note, 6.00%, due 8/15/2009 ........................       52,781
   350,000  US Treasury Note, 6.75%, due 5/15/2005 ........................      372,914
                                                                             -----------
                                                                               1,615,870
                                                                             -----------
            TOTAL DEBT OBLIGATIONS
              (Cost $2,521,409) ...........................................    2,466,298
                                                                             -----------

                                                                                VALUE
  SHARES                                                                       (NOTE 1)
  ------                                                                       --------

            PREFERRED STOCK - 0.2%
            Freeport-McMoran Copper & Gold, Inc., Step Up, 7.00%*
              (Cost $21,228) ..............................................
     1,500                                                                   $    15,000
                                                                             -----------
            TOTAL INVESTMENTS - 93.5%
              (Cost $6,851,398) ...........................................    7,279,920
            Other Assets and Liabilities (net) - 6.5% .....................      509,517
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $ 7,789,437
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                           EMERGING
                                            GROWTH      FOCUSED      GROWTH    DISCIPLINED    VALUE
                                            EQUITY       EQUITY      EQUITY      EQUITY       EQUITY     BALANCED
                                             FUND         FUND        FUND        FUND         FUND        FUND
                                          -----------  ----------  ----------  -----------  ----------  ----------
ASSETS:
    Investments, at value (Note 1)*.....  $ 8,475,054  $7,652,578  $8,197,595  $11,875,810  $8,040,638  $7,279,920
    Cash................................      757,581      40,408     357,910      108,571     503,987     561,091
    Receivable from:
        Securities sold.................           --      57,497      14,913       30,687          --          --
        Capital stock subscriptions.....       32,851          --     140,480       51,399          --         251
        Dividends and Interest..........        4,335       4,096       6,501       12,616      16,160      37,243
        Manager (Note 2)................       14,319      12,019      11,369       13,409      11,173      10,511
    Prepaid insurance...................        3,041       2,443       2,432        3,787       2,272       2,006
                                          -----------  ----------  ----------  -----------  ----------  ----------
            Total assets................    9,287,181   7,769,041   8,731,200   12,096,279   8,574,230   7,891,022
                                          -----------  ----------  ----------  -----------  ----------  ----------
LIABILITIES:
    Payable for:
        Securities purchased............      516,842      67,855     221,322       33,620          --      50,873
        Capital stock redemptions.......           --       1,590          --           --       2,214          --
        Written options outstanding, at
          value (Notes 1 and 5).........           --          --          --           --       3,538          --
    Accrued expenses....................       55,236      53,316      51,755       55,398      52,182      50,712
                                          -----------  ----------  ----------  -----------  ----------  ----------
            Total liabilities...........      572,078     122,761     273,077       89,018      57,934     101,585
                                          -----------  ----------  ----------  -----------  ----------  ----------
NET ASSETS..............................  $ 8,715,103  $7,646,280  $8,458,123  $12,007,261  $8,516,296  $7,789,437
                                          ===========  ==========  ==========  ===========  ==========  ==========

NET ASSETS CONSIST OF:
    Paid-in capital.....................  $10,164,135  $8,030,109  $8,441,650  $12,473,184  $7,829,587  $7,532,751
    Undistributed (distributions in
      excess of) net investment
      income............................           --          --          --          131         399     (33,545)
    Accumulated net realized gain (loss)
      on investments and written
      options...........................     (340,707)   (106,995)    (21,439)    (287,584)    217,918    (138,291)
    Net unrealized appreciation
      (depreciation) on investments.....   (1,108,325)   (276,834)     37,912     (178,470)    468,392     428,522
                                          -----------  ----------  ----------  -----------  ----------  ----------
NET ASSETS..............................  $ 8,715,103  $7,646,280  $8,458,123  $12,007,261  $8,516,296  $7,789,437
                                          ===========  ==========  ==========  ===========  ==========  ==========
SHARES OUTSTANDING......................      881,495     749,922     793,634    1,228,794     743,484     745,616
                                          ===========  ==========  ==========  ===========  ==========  ==========
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE............  $      9.89  $    10.20  $    10.66  $      9.77  $    11.45  $    10.45
                                          ===========  ==========  ==========  ===========  ==========  ==========
*Cost of investments....................  $ 9,583,379  $7,929,412  $8,159,683  $12,054,280  $7,570,077  $6,851,398

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                             EMERGING       FOCUSED     GROWTH    DISCIPLINED    VALUE
                           GROWTH EQUITY    EQUITY      EQUITY      EQUITY      EQUITY    BALANCED
                               FUND          FUND        FUND        FUND        FUND       FUND
                           -------------  -----------  ---------  -----------  ---------  ---------
INVESTMENT INCOME:
    Interest.............   $    39,090   $    11,771  $  14,031  $    5,121   $  25,227  $ 213,295
    Dividends*...........           686        45,943     64,263     152,148     105,081     46,703
                            -----------   -----------  ---------  -----------  ---------  ---------
            Total
              investment
              income.....        39,776        57,714     78,294     157,269     130,308    259,998
                            -----------   -----------  ---------  -----------  ---------  ---------
EXPENSES:
    Investment management
      fee (Note 2).......       107,375        72,793     63,772      89,311      55,258     50,667
    Custody and
      administration
      fees...............       164,903       148,498    137,529     159,454     138,334    132,060
    Audit fees...........        21,537        21,537     21,537      21,537      21,537     21,537
    Legal fees...........        27,339        25,302     25,957      25,611      25,302     26,550
    Trustees' fees.......         7,497         7,497      7,497       7,497       7,497      7,497
    Insurance............         4,137         3,893      3,893       4,381       3,832      3,771
    Other................         3,064         2,895      2,895       4,609       2,843      2,832
                            -----------   -----------  ---------  -----------  ---------  ---------
            Total
              Expenses...       335,852       282,415    263,080     312,400     254,603    244,914
    Less: Expenses
      waived/reimbursed
      by the Manager
      (Note 2)...........      (197,799)     (186,636)  (176,802)   (187,364)   (178,626)  (175,246)
                            -----------   -----------  ---------  -----------  ---------  ---------
    Net operating
      expenses...........       138,053        95,779     86,278     125,036      75,977     69,668
                            -----------   -----------  ---------  -----------  ---------  ---------
NET INVESTMENT INCOME
  (LOSS).................       (98,277)      (38,065)    (7,984)     32,233      54,331    190,330
                            -----------   -----------  ---------  -----------  ---------  ---------
REALIZED AND UNREALIZED
  GAIN (LOSS):
    Net realized gain
      (loss) on:
        Investment
          transactions...     1,005,980        98,348    242,577    (259,193)    762,226     37,271
        Written
          options........            --            --         --          --     (15,665)        --
                            -----------   -----------  ---------  -----------  ---------  ---------
        Net realized gain
          (loss).........     1,005,980        98,348    242,577    (259,193)    746,561     37,271
                            -----------   -----------  ---------  -----------  ---------  ---------
    Net change in
      unrealized
      appreciation
      (depreciation) on:
        Investments......    (4,415,934)   (1,167,386)  (967,260) (1,209,167)    163,342    404,901
        Written
          options........            --            --         --          --      (7,887)        --
                            -----------   -----------  ---------  -----------  ---------  ---------
            Net change in
              unrealized
             appreciation
         (depreciation)..    (4,415,934)   (1,167,386)  (967,260) (1,209,167)    155,455    404,901
                            -----------   -----------  ---------  -----------  ---------  ---------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS).................    (3,409,954)   (1,069,038)  (724,683) (1,468,360)    902,016    442,172
                            -----------   -----------  ---------  -----------  ---------  ---------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........   $(3,508,231)  $(1,107,103) $(732,667) $(1,436,127) $ 956,347  $ 632,502
                            ===========   ===========  =========  ===========  =========  =========
*Net of foreign taxes
  withheld of:...........   $        26   $        48  $     283  $      863   $     707  $      46

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                EMERGING GROWTH                 FOCUSED                      GROWTH
                                  EQUITY FUND                 EQUITY FUND                 EQUITY FUND
                           --------------------------  --------------------------  --------------------------
                            YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2000        1999(A)         2000        1999(A)         2000        1999(A)
                           ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
    Net investment
      loss...............  $   (98,277)   $  (17,391)  $   (38,065)   $   (4,911)   $   (7,984)   $     (723)
    Net realized gain....    1,005,980       465,219        98,348       157,832       242,577        47,116
    Net change in
      unrealized
      appreciation
      (depreciation).....   (4,415,934)    3,307,609    (1,167,386)      890,552      (967,260)    1,005,172
                           -----------    ----------   -----------    ----------    ----------    ----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....   (3,508,231)    3,755,437    (1,107,103)    1,043,473      (732,667)    1,051,565
                           -----------    ----------   -----------    ----------    ----------    ----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net realized
      capital gains......   (1,696,794)           --      (320,526)           --      (297,444)       (4,981)
                           -----------    ----------   -----------    ----------    ----------    ----------
        Total
          distributions
          to
          shareholders...   (1,696,794)           --      (320,526)           --      (297,444)       (4,981)
                           -----------    ----------   -----------    ----------    ----------    ----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
    Proceeds from shares
      sold...............    3,151,033     5,363,475     2,378,510     5,520,713     3,022,488     5,332,263
    Net asset value of
      shares issued to
      shareholders on
      reinvestment of
      distributions......    1,696,794            --       320,526            --       297,444         4,981
    Cost of shares
      repurchased........      (46,517)          (94)     (189,184)         (129)     (215,261)         (265)
                           -----------    ----------   -----------    ----------    ----------    ----------
    Net increase in net
      assets resulting
      from Fund share
      transactions.......    4,801,310     5,363,381     2,509,852     5,520,584     3,104,671     5,336,979
                           -----------    ----------   -----------    ----------    ----------    ----------
TOTAL CHANGE IN NET
  ASSETS.................     (403,715)    9,118,818     1,082,223     6,564,057     2,074,560     6,383,563
NET ASSETS:
    Beginning of year....    9,118,818            --     6,564,057            --     6,383,563            --
                           -----------    ----------   -----------    ----------    ----------    ----------
    End of year..........  $ 8,715,103    $9,118,818   $ 7,646,280    $6,564,057    $8,458,123    $6,383,563
                           ===========    ==========   ===========    ==========    ==========    ==========

(a)  Fund commenced operations on October 1, 1999.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                  DISCIPLINED                    VALUE                      BALANCED
                                  EQUITY FUND                 EQUITY FUND                     FUND
                           --------------------------  --------------------------  --------------------------
                            YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2000        1999(A)         2000        1999(A)         2000        1999(A)
                           ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
    Net investment
      income.............  $    32,233   $    14,389    $   54,331    $    8,326    $  190,330    $   29,743
    Net realized gain
      (loss).............     (259,193)      128,268       746,561        59,833        37,271       118,122
    Net change in
      unrealized
      appreciation
      (depreciation).....   (1,209,167)    1,030,697       155,455       312,937       404,901        23,621
                           -----------   -----------    ----------    ----------    ----------    ----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....   (1,436,127)    1,173,354       956,347       381,096       632,502       171,486
                           -----------   -----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income.............      (32,536)      (13,955)      (53,976)       (8,282)     (190,495)      (29,578)
    In excess of net
      investment
      income.............           --            --            --            --       (33,545)           --
    From net realized
      capital gains......     (126,927)      (29,732)     (588,476)           --      (293,062)         (622)
                           -----------   -----------    ----------    ----------    ----------    ----------
        Total
          distributions
          to
          shareholders...     (159,463)      (43,687)     (642,452)       (8,282)     (517,102)      (30,200)
                           -----------   -----------    ----------    ----------    ----------    ----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
    Proceeds from shares
      sold...............    2,402,691    10,143,759     2,157,261     5,185,333     2,181,154     5,076,740
    Net asset value of
      shares issued to
      shareholders on
      reinvestment of
      distributions......      159,463        43,687       642,452         8,282       517,102        30,200
    Cost of shares
      repurchased........     (276,366)          (50)     (163,560)         (181)     (272,417)          (28)
                           -----------   -----------    ----------    ----------    ----------    ----------
    Net increase in net
      assets resulting
      from Fund share
      transactions.......    2,285,788    10,187,396     2,636,153     5,193,434     2,425,839     5,106,912
                           -----------   -----------    ----------    ----------    ----------    ----------
TOTAL CHANGE IN NET
  ASSETS.................      690,198    11,317,063     2,950,048     5,566,248     2,541,239     5,248,198
NET ASSETS:
    Beginning of year....   11,317,063            --     5,566,248            --     5,248,198            --
                           -----------   -----------    ----------    ----------    ----------    ----------
    End of year*.........  $12,007,261   $11,317,063    $8,516,296    $5,566,248    $7,789,437    $5,248,198
                           ===========   ===========    ==========    ==========    ==========    ==========
    *Including
     undistributed net
     investment income
     (distributions in
     excess of net
     investment income)
     of:.................  $       131   $       434    $      399    $       44    $  (33,515)   $      165

(a)  Fund commenced operations on October 1, 1999.

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2000        1999(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 17.49        $10.00
                                            -------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss.................      (0.16)+       (0.03)
    Net realized and unrealized gain
     (loss).............................      (5.06)         7.52
                                            -------        ------
        Total from investment
        operations......................      (5.22)         7.49
                                            -------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains.....      (2.38)           --
                                            -------        ------
        Total distributions.............      (2.38)           --
                                            -------        ------
NET ASSET VALUE, END OF PERIOD..........    $  9.89        $17.49
                                            =======        ======
TOTAL RETURN............................     (30.13)%       74.90%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...    $ 8,715        $9,119
    Net expenses to average daily net
     assets.............................       1.35%         1.35%**
    Net investment loss to average daily
     net assets.........................      (0.96)%       (1.04)%**
    Portfolio turnover rate.............        152%           47%
    Without the waiver/reimbursement of
     expenses by the Manager, the ratio
     of net expenses and net investment
     income (loss) to average net assets
     would have been:
        Expenses........................       3.29%         3.96%**
        Net investment loss.............      (2.90)%       (3.65)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2000        1999(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 12.07        $10.00
                                            -------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss.................      (0.06)+       (0.01)
    Net realized and unrealized gain
     (loss).............................      (1.36)         2.08
                                            -------        ------
        Total from investment
        operations......................      (1.42)         2.07
                                            -------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains.....      (0.45)           --
                                            -------        ------
        Total distributions.............      (0.45)           --
                                            -------        ------
NET ASSET VALUE, END OF PERIOD..........    $ 10.20        $12.07
                                            =======        ======
TOTAL RETURN............................     (11.82)%       20.70%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...    $ 7,646        $6,564
    Net expenses to average daily net
     assets.............................       1.25%         1.25%**
    Net investment loss to average daily
     net assets.........................      (0.50)%       (0.36)%**
    Portfolio turnover rate.............         87%           26%
    Without the waiver/reimbursement of
     expenses by the Manager, the ratio
     of net expenses and net investment
     income (loss) to average net assets
     would have been:
        Expenses........................       3.68%         4.54%**
        Net investment loss.............      (2.93)%       (3.65)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2000        1999(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $12.07        $10.00
                                             ------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss.................      (0.01)        (0.00)(b)
    Net realized and unrealized gain
     (loss).............................      (1.00)         2.08
                                             ------        ------
        Total from investment
        operations......................      (1.01)         2.08
                                             ------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains.....      (0.40)        (0.01)
                                             ------        ------
        Total distributions.............      (0.40)        (0.01)
                                             ------        ------
NET ASSET VALUE, END OF PERIOD..........     $10.66        $12.07
                                             ======        ======
TOTAL RETURN............................      (8.44)%       20.80%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $8,458        $6,384
    Net expenses to average daily net
     assets.............................       1.15%         1.15%**
    Net investment loss to average daily
     net assets.........................      (0.11)%       (0.05)%**
    Portfolio turnover rate.............         35%           13%
    Without the waiver/reimbursement of
     expenses by the Manager, the ratio
     of net expenses and net investment
     income (loss) to average net assets
     would have been:
        Expenses........................       3.50%         4.38%**
        Net investment loss.............      (2.46)%       (3.28)%**

(a)  Fund commenced operations on October 1, 1999.
(b)  Net investment loss was less than $0.01 per share.
  *  Not annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2000        1999(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 11.13       $ 10.00
                                            -------       -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...............       0.03          0.01
    Net realized and unrealized gain
     (loss).............................      (1.25)         1.16
                                            -------       -------
        Total from investment
        operations......................      (1.22)         1.17
                                            -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..........      (0.03)        (0.01)
    From net realized capital gains.....      (0.11)        (0.03)
                                            -------       -------
        Total distributions.............      (0.14)        (0.04)
                                            -------       -------
NET ASSET VALUE, END OF PERIOD..........    $  9.77       $ 11.13
                                            =======       =======
TOTAL RETURN............................     (11.05)%       11.73%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...    $12,007       $11,317
    Net expenses to average daily net
     assets.............................       1.05%         1.05%**
    Net investment income to average
     daily net assets...................       0.27%         0.54%**
    Portfolio turnover rate.............         70%           17%
    Without the waiver/reimbursement of
     expenses by the Manager, the ratio
     of net expenses and net investment
     income (loss) to average net assets
     would have been:
        Expenses........................       2.62%         2.59%**
        Net investment loss.............      (1.30)%       (1.00)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2000        1999(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $10.74        $10.00
                                             ------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...............       0.09          0.02
    Net realized and unrealized gain....       1.56          0.74
                                             ------        ------
        Total from investment
        operations......................       1.65          0.76
                                             ------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..........      (0.08)        (0.02)
    From net realized capital gains.....      (0.86)           --
                                             ------        ------
        Total distributions.............      (0.94)        (0.02)
                                             ------        ------
NET ASSET VALUE, END OF PERIOD..........     $11.45        $10.74
                                             ======        ======
TOTAL RETURN............................      15.35%         7.56%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $8,516        $5,566
    Net expenses to average daily net
     assets.............................       1.10%         1.10%**
    Net investment income to average
     daily net assets...................       0.79%         0.64%**
    Portfolio turnover rate.............         74%           18%
    Without the waiver/reimbursement of
     expenses by the Manager, the ratio
     of net expenses and net investment
     income (loss) to average net assets
     would have been:
        Expenses........................       3.69%         4.56%**
        Net investment loss.............      (1.80)%       (2.82)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2000        1999(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $10.28        $10.00
                                             ------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...............       0.31+         0.06
    Net realized and unrealized gain....       0.60          0.28
                                             ------        ------
        Total from investment
        operations......................       0.91          0.34
                                             ------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..........      (0.27)        (0.06)
    In excess of net investment
     income.............................      (0.05)           --
    From net realized capital gains.....      (0.42)        (0.00)(b)
                                             ------        ------
        Total distributions.............      (0.74)        (0.06)
                                             ------        ------
NET ASSET VALUE, END OF PERIOD..........     $10.45        $10.28
                                             ======        ======
TOTAL RETURN............................       8.88%         3.40%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $7,789        $5,248
    Net expenses to average daily net
     assets.............................       1.10%         1.10%**
    Net investment income to average
     daily net assets...................       3.01%         2.31%**
    Portfolio turnover rate.............        101%           35%
    Without the waiver/reimbursement of
     expenses by the Manager, the ratio
     of net expenses and net investment
     income (loss) to average net assets
     would have been:
        Expenses........................       3.87%         4.60%**
        Net investment income (loss)....       0.24%        (1.19)%**

(a)  Fund commenced operations on October 1, 1999.
(b) Distributions from net realized capital gains were less than $0.01 per share.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

LSA Variable Series Trust (the "Trust") was formed as a Delaware business trust on March 2, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of six portfolios: the Emerging Growth Equity Fund, the Focused Equity Fund, the Growth Equity Fund, the Disciplined Equity Fund, the Value Equity Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life and/or variable annuity contracts. Each of the Funds commenced operations on October 1, 1999.

The Emerging Growth Equity Fund's investment objective is capital appreciation by investing in smaller (usually companies with a market capitalization of $1.5 billion or less), rapidly growing emerging companies. The Focused Equity Fund seeks to provide capital appreciation by investing primarily in equity securities. The Growth Equity Fund seeks long-term growth of capital by investing in a portfolio of equity securities (mainly common stocks). The Disciplined Equity Fund seeks to provide a consistently high total return from a broad portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 (S&P 500) Composite Stock Price Index. The Value Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks of established U.S. companies. Current income is a secondary objective of the Value Equity Fund. The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Balanced Fund's primary objective.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (hereafter referred to as "generally accepted accounting principles"), requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION
Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term debt securities with less than 61 days to maturity are valued at amortized cost, which approximates market value. Options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Unlisted securities and securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Trustees.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent actually received or paid.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
OPTIONS
Each Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds received or offset against the amounts paid on the transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased
(put) by the counterparty and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 5 for a summary of open written option contracts as of December 31, 2000.

Each Fund may also purchase put and call options. A Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid from purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. The majority of expenses of the Trust can be directly attributed to an individual Fund. Expenses which cannot be directly attributed to a specific fund are allocated taking into consideration the nature and type of expense and the relative net assets of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES
Each Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code. Therefore, no provision for federal income or excise tax is necessary.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferred losses for tax purposes. Distributions in excess of tax basis earnings and profits, if any, are reported in the Funds' financial statements as a return of capital. Differences in the recognition of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
ADOPTION OF NEW ACCOUNTING PRINCIPLE
In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities using the effective yield method. The Fund currently amortizes premiums and discounts on fixed income securities using the straight-line method. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums and discounts using the effective yield method. The adjustment will increase net investment income and decrease unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

LSA Asset Management LLC (the "Manager") serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Trust. LSA Asset Management LLC is a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate Corporation. The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of each Fund as set forth in the table below.

                       FUND                         MANAGEMENT FEES
--------------------------------------------------  ---------------
Emerging Growth Equity Fund.......................       1.05%
Focused Equity Fund...............................       0.95%
Growth Equity Fund................................       0.85%
Disciplined Equity Fund...........................       0.75%
Value Equity Fund.................................       0.80%
Balanced Fund.....................................       0.80%

The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Advisers are paid by the Manager. The following table lists the Adviser of each Fund.

                       FUND                                         ADVISER
--------------------------------------------------  ----------------------------------------
Emerging Growth Equity Fund.......................  RS Investment Management, L.P.
Focused Equity Fund...............................  Morgan Stanley Asset Management
Growth Equity Fund................................  Goldman Sachs Asset Management
Disciplined Equity Fund...........................  J.P. Morgan Investment Management Inc
Value Equity Fund.................................  Salomon Brothers Asset Management Inc
Balanced Fund.....................................  OpCap Advisors

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that exceed the amount of its management fee plus .30% of its assets. The amount of reimbursement is presented net of accrued management fees as a receivable from Manager in the Statements of Assets and Liabilities. The Manager is contractually obligated to continue this arrangement through April 1, 2001.

The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager. The compensation of unaffiliated Trustees is borne by the Funds.

At December 31, 2000, separate accounts of Allstate Life Insurance Company and its subsidiaries owned 100% of the outstanding shares of the Funds.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2000, were as follows:

                                             U.S.
                                          GOVERNMENT    OTHER LONG-
                                          SECURITIES  TERM SECURITIES
                                          ----------  ---------------
Purchases
    Emerging Growth Equity Fund.........   $     --     $17,187,409
    Focused Equity Fund.................         --       8,703,488
    Growth Equity Fund..................         --       4,890,476
    Disciplined Equity Fund.............         --      10,193,716
    Value Equity Fund...................         --       6,597,550
    Balanced Fund.......................    970,708       6,871,039

                                             U.S.
                                          GOVERNMENT    OTHER LONG-
                                          SECURITIES  TERM SECURITIES
                                          ----------  ---------------
Sales
    Emerging Growth Equity Fund.........   $     --     $13,994,035
    Focused Equity Fund.................         --       6,431,826
    Growth Equity Fund..................         --       2,257,459
    Disciplined Equity Fund.............         --       7,835,300
    Value Equity Fund...................         --       4,603,184
    Balanced Fund.......................    466,395       5,134,959

The following table denotes cost and gross unrealized appreciation/depreciation for Federal income tax purposes at December 31, 2000:

                                                                              NET
                                  FEDERAL     TAX BASIS     TAX BASIS      UNREALIZED
                                INCOME TAX    UNREALIZED    UNREALIZED    APPRECIATION
                                   COST      APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                -----------  ------------  ------------  --------------
Emerging Growth Equity Fund...  $ 9,698,823   $1,137,258   $(2,361,027)   $(1,223,769)
Focused Equity Fund...........    8,009,340      782,742    (1,139,504)      (356,762)
Growth Equity Fund............    8,181,418    1,016,284    (1,000,107)        16,177
Disciplined Equity Fund.......   12,116,386    1,233,318    (1,473,894)      (240,576)
Value Equity Fund.............    7,582,184    1,254,127      (795,673)       458,454
Balanced Fund.................    7,019,926      740,875      (480,881)       259,994

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 2000 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                     EMERGING GROWTH
                                       EQUITY FUND             FOCUSED EQUITY FUND
                                --------------------------  --------------------------
                                 YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                    2000          1999          2000          1999
                                ------------  ------------  ------------  ------------
Shares sold...................      196,545       521,437       190,000       544,060
Shares repurchased............       (2,507)           (6)      (15,337)          (11)
Distributions reinvested......      166,026            --        31,210            --
                                 ----------    ----------    ----------    ----------
Net increase..................      360,064       521,431       205,873       544,049
Fund shares:
    Beginning of period.......      521,431            --       544,049            --
                                 ----------    ----------    ----------    ----------
    End of period.............      881,495       521,431       749,922       544,049
                                 ==========    ==========    ==========    ==========

                                    GROWTH EQUITY FUND       DISCIPLINED EQUITY FUND
                                --------------------------  --------------------------
                                 YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                    2000          1999          2000          1999
                                ------------  ------------  ------------  ------------
Shares sold...................      254,872       528,631       221,580     1,012,973
Shares repurchased............      (17,931)          (23)      (25,810)           (5)
Distributions reinvested......       27,670           415        16,124         3,932
                                 ----------    ----------   -----------   -----------
Net increase..................      264,611       529,023       211,894     1,016,900
Fund shares:
    Beginning of period.......      529,023            --     1,016,900            --
                                 ----------    ----------   -----------   -----------
    End of period.............      793,634       529,023     1,228,794     1,016,900
                                 ==========    ==========   ===========   ===========

                                    VALUE EQUITY FUND             BALANCED FUND
                                --------------------------  --------------------------
                                 YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                    2000          1999          2000          1999
                                ------------  ------------  ------------  ------------
Shares sold...................      182,969       517,670       211,492       507,560
Shares repurchased............      (13,681)          (17)      (25,859)           (3)
Distributions reinvested......       55,769           774        49,483         2,943
                                 ----------    ----------    ----------    ----------
Net increase..................      225,057       518,427       235,116       510,500
Fund shares:
    Beginning of period.......      518,427            --       510,500            --
                                 ----------    ----------    ----------    ----------
    End of period.............      743,484       518,427       745,616       510,500
                                 ==========    ==========    ==========    ==========

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. WRITTEN OPTIONS

Transactions in written call options for the Value Equity Fund during the year ended December 31, 2000 are as follows:

         WRITTEN OPTION TRANSACTIONS

                                          NUMBER OF
                                          CONTRACTS  PREMIUMS
                                          ---------  --------
Outstanding, beginning of year..........     2,100   $  9,193
Options written.........................     4,300      9,818
Options exercised.......................        --         --
Options expired.........................        --         --
Options closed..........................    (5,100)   (17,642)
Options sold............................        --         --
                                          --------   --------
Outstanding, end of year................     1,300   $  1,369
                                          ========   ========

6. FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 2000 qualified for the dividends received deduction, as follows:

Emerging Growth Equity Fund.......................   0.04%
Focused Equity Fund...............................  19.40%
Growth Equity Fund................................  24.70%
Disciplined Equity Fund...........................  47.03%
Value Equity Fund.................................  15.46%
Balanced Fund.....................................   9.64%

Emerging Growth Equity Fund, Focused Equity Fund, Growth Equity Fund, Disciplined Equity Fund and Balanced Fund elected to defer to their fiscal year ending December 31, 2001 losses of $11,557, $21,475, $3,597, $229,698 and
$11,262, respectively, recognized during the period from November 1, 2000 to December 31, 2000.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of LSA Variable Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of LSA Variable Series Trust, including Emerging Growth Equity Fund, Focused Equity Fund, Growth Equity Fund, Disciplined Equity Fund, Value Equity Fund and Balanced Fund (collectively the "Funds"), as of December 31, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended, and the statements of changes in net assets and financial highlights for the period from October 1, 1999 (inception) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Funds' custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the LSA Variable Series Trust as of December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Chicago, Illinois
February 2, 2001

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